Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of April 3, 2002 (the "Agreement"), is entered into by and among Tangible Asset Galleries, Inc., a corporation formed under the laws of the State of Nevada (the "Company"), Stanford Venture Capital Holdings, Inc., a corporation formed under the laws of the State of Delaware (the "Purchaser"), and Silvano DiGenova, an individual resident of the State of California (the "Insider").

                              W I T N E S S E T H:

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemptions from registration provided by Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities Act; and

WHEREAS, the Purchaser wishes to purchase, and the Company wishes to issue and sell, upon the terms and conditions of this Agreement for an aggregate purchase price of $3,000,000, (i) 3,000,000 shares of the Company's Series B $1.00 Convertible Preferred Stock, with a stated value of $1.00 per share (the "Series B Preferred Stock"), the terms of which are as set forth in the Certificate of Designation of Series B $1.00 Convertible Preferred Stock attached hereto as Exhibit A (the "Series B Certificate of Designation"), and (ii) warrants to purchase in the aggregate 30,000,000 shares (the "Warrants") of the Company's common stock, $.001 par value per share (the "Common Stock"), which Warrants will be in the form attached hereto as Exhibit B; and

WHEREAS, the Series B Preferred Stock shall be convertible into shares of the Common Stock pursuant to the terms set forth in the Series B Certificate of Designation, and the Warrants may be exercised for the purchase of the Common Stock, pursuant to the terms set forth therein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   AGREEMENT TO PURCHASE; PURCHASE PRICE

     a. PURCHASE OF PREFERRED STOCK AND THE WARRANTS. Subject to the terms and conditions set forth in this Agreement, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, the Series B Preferred Stock and the Warrants for an aggregate purchase price of $3,000,000 which shall be payable on the closing dates in the Table of Closing Dates (as shown below) in immediately available funds.

     b. CLOSINGS. The Series B Preferred Stock and the Warrants to be purchased by the Purchaser hereunder, in the number set forth opposite each of the closing dates in the Table of Closing Dates shown below and in definitive form, and in such denominations and such names as the Purchaser or its representative, if any, may request the Company upon at least 3 business days' prior notice of any closing, shall be delivered by or on behalf of the Company for the account of the Purchaser, against payment by the Purchaser of the aggregate purchase price by wire transfer to an account of the Company, by 5:00 PM, New York time on each of the 4 closing dates as set forth below in the Table of Closing Dates, the first of such closing dates being referred to herein as the "First Closing Date."

     c. TABLE OF CLOSING DATES.


                                                                  WARRANT TO
                                                                  PURCHASE THE
                                               NUMBER OF          NUMBER OF
                                               SHARES OF SERIES B SHARES OF
                                               PREFERRED STOCK    COMMON STOCK
CLOSING DATE              PURCHASE PRICE       TRANSFERRED        TRANSFERRED
------------------------  -------------------  ------------       -----------
                          Nine Hundred
                          Thousand United
Upon the First Closing    States Dollars
Date                               ($900,000)       900,000        10,000,000
------------------------  -------------------  ------------       -----------
                          Seven Hundred
                          Thousand United
April 12, 2002 (the       States Dollars
"Second Closing Date")             ($700,000)       700,000        10,000,000
------------------------  -------------------  ------------       -----------
                          Seven Hundred
                          Thousand United
May 1, 2002 (the "Third   States Dollars

Closing Date")                     ($700,000)       700,000        10,000,000
------------------------  -------------------  ------------       -----------
                          Seven Hundred
                          Thousand United
May 17, 2002 (the "Last   States Dollars
Closing Date")                     ($700,000)       700,000         None
------------------------  -------------------  ------------       -----------


2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION

     The Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

     a. QUALIFIED INVESTOR. The Purchaser is (i) experienced in making investments of the kind described in this Agreement and the related documents,
(ii) able, by reason of the business and financial experience of its management, to protect its own interests in connection with the transactions described in this Agreement and the related documents, (iii) able to afford the entire loss of its investment in the Series B Preferred Stock and the Warrants, and (iv) an "Accredited Investor" as defined in Rule 501(a) of Regulation D and knows of no reason to anticipate any material change in its financial condition for the foreseeable future.

     b. RESTRICTED SECURITIES. All subsequent offers and sales by the Purchaser of the Series B Preferred Stock and the Warrants and the Common Stock issuable upon conversion or exercise of the Series B Preferred Stock and Warrants shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from such registration.

     c. RELIANCE OF REPRESENTATIONS. The Purchaser understands that the Series B Preferred Stock and the Warrants are being offered and sold to it in reliance upon exemptions from the registration requirements of the United States federal securities laws, and that the Company is relying upon the truthfulness and accuracy of the Purchaser's representations and warranties, and the Purchaser's compliance with its covenants and agreements, each as set forth herein, in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Series B Preferred Stock and the Warrants.

     d. ACCESS TO INFORMATION. The Purchaser (i) has been provided with sufficient information with respect to the business of the Company for the Purchaser to determine the suitability of making an investment in the Company and such documents relating to the Company as the Purchaser has requested and the Purchaser has carefully reviewed the same, (ii) has been provided with such additional information with respect to the Company and its business and financial condition as the Purchaser, or the Purchaser's agent or attorney, has requested, and (iii) has had access to management of the Company and the opportunity to discuss the information provided by management of the Company and any questions that the Purchaser had with respect thereto have been answered to the full satisfaction of the Purchaser.

     e. LEGALITY. The Purchaser has the requisite corporate power and authority to enter into this Agreement.

     f. AUTHORIZATION. This Agreement and any related agreements, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Purchaser, and such agreements, when executed and delivered by each of the Purchaser and the Company will each be a valid and binding agreement of the Purchaser, enforceable in accordance with their respective terms, except to the extent that enforcement of each such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors rights generally and to general principles of equity.

3.   REPRESENTATIONS OF THE COMPANY AND INSIDER

     The Company and the Insider, jointly and severally, represent and warrant to, and covenant and agree with, the Purchaser that:

     a. ORGANIZATION. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada. The Company has no other interest in any other entities, except for those subsidiaries listed on Schedule 3(a) attached hereto. Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state set forth following the name of such subsidiary as follows:
Tangible Collectibles, Inc. (Delaware); Superior Galleries, Inc. (Nevada); Vintageroadshow, Inc. (California); Gehringer & Kellar, Inc. (Pennsylvania); and Tangible Investments of America, Inc. (Pennsylvania). Each of the Company and its subsidiaries is duly qualified as a foreign corporation and in good standing in all jurisdictions in which either the ownership or use of the properties owned or used by it, or the nature of the


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


activities conducted by it, requires such qualification. The minute books and stock record books and other similar records of the Company have been provided or made available to the Purchaser or its counsel prior to the execution of this Agreement, are complete and correct in all material respects and have been maintained in accordance with sound business practices. Such minute books contain true and complete records of all actions taken at all meetings and by all written consents in lieu of meetings of the directors, shareholders and committees of the board of directors of the Company from the date of organization through the date hereof. The Company has, prior to the execution of this Agreement, delivered to the Purchaser true and complete copies of the Company's Articles of Incorporation, Certificates of Designation filed prior to the date of this Agreement, and Bylaws, each as amended through the date hereof. The Company is not in violation of any provisions of its Articles of Incorporation, Certificates of Designation or Bylaws.

     b. CAPITALIZATION. On the date hereof, the authorized capital of the Company consists of: (i) 100,000,000 shares of Common Stock, of which 41,211,463 shares are issued and outstanding, (ii) 15,000,000 shares of preferred stock, of which (A) 1,400,000 shares are designated as Series A $5.00 Convertible Preferred Stock with 125,000 of such shares outstanding; (B) 3,400,000 shares shall be designated as the Series B Preferred Stock pursuant to this Agreement; and (C) 7,000 shares shall be designated as the Series C $100 redeemable nine percent (9%) preferred stock (the "Series C Preferred Stock") pursuant to this Agreement. On the date hereof, the Company has issued warrants to purchase 8,309,587 shares of Common Stock at exercise prices from $0.05 to $1.19 per share, and options to purchase 5,122,500 shares of Common Stock at exercise prices from $0.05 to $2.00 per share and is obligated to issue warrants to purchase an aggregate of 131,250 shares of Common Stock at exercise prices ranging from $0.05 to $0.90 per share. Schedule 3(b) attached hereto sets forth a complete list of all holders of options, warrants, notes, or any other rights or instruments which would entitle the holder thereof to acquire shares of the Common Stock or other equity interests in the Company upon conversion or exercise, setting forth for each such holder the type of security, number of equity shares covered thereunder, the exercise or conversion price thereof, the vesting schedule thereof (if any), and the issuance date and expiration date thereof. Other than as disclosed in Schedule 3(b) attached hereto, there are no outstanding rights, agreements, arrangements or understandings to which the Company is a party (written or oral) which would obligate the Company to issue any equity interest, option, warrant, convertible note, or other types of securities or to register any shares in a registration statement filed with the Commission. Other than disclosed in Schedule 3(b) attached hereto, to the Knowledge of the Company, there is no agreement, arrangement or understanding between or among any entities or individuals which affects, restricts or relates to voting, giving of written consents, dividend rights or transferability of shares with respect to any voting shares of the Company, including without limitation any voting trust agreement or proxy. Schedule 3(b) attached hereto contains a complete and accurate schedule of all the shares subject to "lock-up" or similar agreement or arrangement by which any equity shares are subject to resale restrictions and the Company has provided the Purchaser complete and accurate copies of all such agreements, which agreements are in full force and effect. Except for certain guarantees of debt made by the Company on behalf of its subsidiaries as such guarantees are set forth in Schedule 3(b) attached hereto, there are no outstanding obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire for value any outstanding shares of capital stock or other ownership interests of the Company or any of its subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any of the Company's subsidiaries or any other entity. There are no anti-dilution or price adjustment provisions regarding any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities.

     c. CONCERNING THE COMMON STOCK AND THE WARRANTS. The Series B Preferred Stock, the Series C Preferred Stock, the Warrants and the Common Stock issuable upon conversion of the Series B Preferred Stock and the Series C Preferred Stock and upon exercise of the Warrants when issued, shall be duly and validly issued, fully paid and non-assessable, and will not subject the holder thereof to personal liability by reason of being such a holder. d. AUTHORIZED SHARES. Upon the filing of a Certificate of Amendment to the Company's Articles of Incorporation, in the form of Exhibit C attached hereto (the "Certificate of Amendment"), increasing the number of authorized shares of Common Stock with the Secretary of the State of the State of Nevada, the Company shall have available a sufficient number of authorized and unissued shares of Common Stock as may be necessary to effect conversion of the Series B Preferred Stock and the Series C Preferred Stock and the exercise of the Warrants. Each of the Company and the Insider understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of shares of Common Stock upon the conversion of the Series B Preferred Stock and the Series C Preferred Stock and the exercise of the


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


Warrants. The Company further acknowledges that its obligation to issue shares of Common Stock upon conversion of the Series B Preferred Stock and the Series C Preferred Stock and upon exercise of the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

     e. LEGALITY. The Company has the requisite corporate power and authority to enter into this Agreement, and to issue and deliver the Series B Preferred Stock, the Series C Preferred Stock the Warrants and the Common Stock issuable upon conversion of the Series B Preferred Stock and the Series C Preferred Stock and the exercise of the Warrants.

     f. TRANSACTION AGREEMENTS. This Agreement, the Series B Certificate of Designation, the Warrants, the Registration Rights Agreement (as defined below), the New Lock-Up Agreements (as defined below), the Shareholders' Agreement (as defined below), the Series C Certificate of Designation (as defined below) and the Promissory Note, of even date herewith, by the Company for the benefit of Insider (collectively, the "Primary Documents"), and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and this Agreement is, and the other Primary Documents, when executed and delivered by the Company, will each be, a valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement of each of the Primary Documents may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

     g. FINANCIAL STATEMENTS. The financial statements and related notes thereto contained in the Company's filings with the Commission (the "Company Financials") are correct and complete in all material respects and have been prepared in accordance with United States generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other. The Company Financials present fairly and accurately the financial condition and operating results of the Company in all material respects as of the dates and during the periods indicated therein. Except as disclosed in Schedule 3(g) attached hereto, since December 31, 1998, there has been no change in any accounting policies, principles, methods or practices, including any change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of the Company or any of its subsidiaries.

     h. COMMISSION FILINGS. The Company has furnished or made available to the Purchaser true and complete copies of all the documents it has filed with the Commission since its inception, all in the forms so filed. As of their respective filing dates, such filings already filed by the Company or to be filed by the Company after the date hereof but before the First Closing Date complied or, if filed after the date hereof, will comply in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, as the case may be, and none of the filings with the Commission contained or will contain any untrue statement of a material fact or omitted or will omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent such filings have been all prior to the date of this Agreement corrected, updated or superseded by a document subsequently filed with Commission.

     i. NON-CONTRAVENTION. The execution and delivery of this Agreement and each of the other Primary Documents, and the consummation by the Company of the transactions contemplated by this Agreement and each of the other Primary Documents, do not and will not conflict with, or result in a breach by the Company of, or give any third party any right of termination, cancellation, acceleration or modification in or with respect to, any of the terms or provisions of, or constitute a default under, (A) its Articles of Incorporation, Certificate of Designation or Bylaws of the Company, as amended through the date hereof, (B) any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or its subsidiaries are a party or by which they or any of their properties or assets are bound, or (C) any existing applicable law, rule, or regulation or any applicable decree, judgment or order of any court or federal, state, securities industry or foreign regulatory body, administrative agency, or any other governmental body having jurisdiction over the Company, its subsidiaries, or any of their properties or assets (collectively, "Legal Requirements"), other than those which have been waived or satisfied on or prior to the First Closing Date.

     j. APPROVALS AND FILINGS. Other than the completion of the filing of the Certificate of Amendment, the Series B Certificate of Designation and the Series C Certificate of Designation, no authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the entry into or the performance of this Agreement and the other Primary Documents.


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


     k. COMPLIANCE WITH LEGAL REQUIREMENTS. Except as disclosed in Schedule 3(k) attached hereto, neither the Company nor any of its subsidiaries has violated in any material respect, and is not currently in material default under, any Legal Requirement applicable to the Company or such subsidiary, or any of the assets or properties of the Company or such subsidiary, where such violation could reasonably be expected to have material adverse effect on the business or financial condition of the Company or such subsidiary.

     l. ABSENCE OF CERTAIN CHANGES. Since December 31, 2001 and except as previously disclosed to the Purchaser and listed on Schedule 3(l), there has been no material adverse change nor any material adverse development in the business, properties, operations, financial condition, prospects, outstanding securities or results of operations of the Company, and no event has occurred or circumstance exists that may result in such a material adverse change.

     m. INDEBTEDNESS TO OFFICERS, DIRECTORS AND SHAREHOLDERS. Except as set forth on Schedule 3(m) attached hereto, neither the Company nor any of its subsidiaries is indebted to any of such entity's shareholders, officers or directors (or to members of their immediate families) in any amount whatsoever (including, without limitation, any deferred compensation or salaries payable).

     n. RELATIONSHIPS WITH RELATED PERSONS. To the Knowledge of the Company, except as set forth in Schedule 3(n) attached hereto, no officer, director, or principal shareholder of the Company or any of its subsidiaries nor any Related Person (as defined below) of any of the foregoing has, or since December 31, 1998 has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible) used in or pertaining to the business of the Company or any of its subsidiaries. Except as set forth in Schedule 3(n) attached hereto, no officer, director, or principal shareholder of the Company or any of its subsidiaries nor any Related Person of the any of the foregoing is, or since December 31, 1998 has owned an equity interest or any other financial or profit interest in, a Person (as defined below) that has (i) had business dealings or a material financial interest in any transaction with the Company or any of its subsidiaries, or (ii) engaged in competition with the Company or any of its subsidiaries with respect to any line of the merchandise or services of such company (a "Competing Business") in any market presently served by such company except for ownership of less than one percent of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in Schedule 3(n) attached hereto, no director, officer, or principal shareholder of the Company or any of its subsidiaries nor any Related Person of any of the foregoing is a party to any Contract with, or has claim or right against, the Company or any of its subsidiaries. As used in this Agreement, "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or any governmental body; "Related Person" means, (X) with respect to a particular individual, (a) each other member of such individual's Family (as defined below); (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family; (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest (as defined below); and (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity); (Y) with respect to a specified Person other than an individual, (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person; (b) any Person that holds a Material Interest in such specified Person; (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity); (d) any Person in which such specified Person holds a Material Interest; (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and (f) any Related Person of any individual described in clause (b) or (c). For purposes of the foregoing definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse and former spouses, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and (b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of voting securities or other voting interests representing at least 1% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 1% of the outstanding equity securities or equity securities in a Person.

     o. FULL DISCLOSURE. To the Knowledge of the Company, there is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed to the Purchaser that could (i) reasonably be expected to have a material adverse effect upon the condition (financial or otherwise) or the earnings, business affairs, properties or assets of the Company or any of its subsidiaries or (ii) reasonably be expected to materially and adversely affect the ability of the Company to perform the


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obligations set forth in the Primary Documents. The representations and warranties of the Company set forth in this Agreement do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

     p. TITLE TO PROPERTIES; LIENS AND ENCUMBRANCES. Each of the Company and its subsidiaries has good and marketable title to all of its material properties and assets, both real and personal, and has good title to all its leasehold interests. Except as disclosed in Schedule 3(p) attached hereto, all material properties and assets reflected in the Company Financials are free and clear of all Encumbrances (as defined below) except liens for current Taxes not yet due. As used in this Agreement, "Encumbrance" means any charge, claim, community property interest, condition, equitable interest, lien, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

     q. PATENTS AND OTHER PROPRIETARY RIGHTS. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the conduct of its business as now conducted and as proposed to be conducted, and to the Knowledge of the Company, such business does not and would not conflict with or constitute an infringement on the rights of others.

     r. PERMITS. Each of the Company and its subsidiaries has all permits, licenses and any similar authority necessary for the conduct of its business as now conducted, the lack of which would materially and adversely affect the business or financial condition of such company. Neither the Company nor any of its subsidiaries is in default in any respect under any of such permits, licenses or similar authority.

     s. ABSENCE OF LITIGATION. Except as disclosed on Schedule 3(s) attached hereto, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or arbitration tribunal pending or, to the Knowledge of the Company or its subsidiaries, threatened, against or affecting the Company or its subsidiaries, in which an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, or the transactions contemplated by the Primary Documents, or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Primary Documents.

     t. NO DEFAULT. Except as disclosed on Schedule 3(t) attached hereto, none of the Company and its subsidiaries is in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property may be bound.

     u. TAXES. Except as disclosed on Schedule 3(u) attached hereto,

1. All Tax Returns (as defined below) required to have been filed by or with respect to the Company or any of its subsidiaries (including any extensions). All such Tax Returns are true, complete and correct in all material respects. All Taxes (as defined below) due and payable by the Company, or any of its subsidiaries, whether or not shown on any Tax Return, or claimed to be due by any Taxing Authority, (as defined below) have been paid or accrued on the balance sheet included in the Company's latest filing with the Commission.

2. Neither the Company nor any of its subsidiaries has any material liability for Taxes outstanding other than as reflected in the balance sheet in the interim financial statements of the Company for the nine-month period ended on March 31, 2002 (the "Interim Financial Statements") or incurred subsequent to the date of the Interim Financial Statements in the ordinary course of business. The unpaid Taxes of the Company and its subsidiaries (i) did not, as of the most recent fiscal month end, exceed by any material amount the reserve for liability for income tax (other than the reserve for deferred taxes established to reflect timing differences between book and tax income) set forth on the face of the balance sheet included in the Interim Financial Statements and (ii) will not exceed by any material amount that reserve as adjusted for operation and transactions through the First Closing Date.

3. Neither the Company nor any of its subsidiaries is a party to any agreement extending the time within which to file any Tax Return. No claim has ever been made by a Taxing Authority of any jurisdiction in which the Company or any of its subsidiaries does not file Tax Returns that the Company or such subsidiary is or may be subject to taxation by that jurisdiction.

4. The Company and each of subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing


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to any employee, creditor or independent contractor.

5. There has been no action by any Taxing Authority in connection with assessing additional Taxes against or in respect of the Company or any of its subsidiaries for any past period. There is no dispute or claim concerning any Tax liability of the Company or any of its subsidiaries either (i) claimed, raised or, to the Knowledge of the Company, threatened by any Taxing Authority or (ii) which the Company is otherwise aware. There are no liens for Taxes upon the assets and properties of the Company or any of its subsidiaries other than liens for Taxes not yet due. Schedule 3(u) attached hereto indicates those Tax Returns, if any, of the Company, and each of its subsidiaries that have been audited or examined by Taxing Authorities, and indicates those Tax returns of the Company and of its subsidiaries that currently are the subject of audit or examination. The Company has made available to the Purchaser complete and correct copies of all federal, state, local and foreign income Tax Returns filed by, and all Tax examination reports and statements of deficiencies assessed against or agreed to by, the Company and any of its subsidiaries since the fiscal year ended December 31, 2001.

6. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any Tax Returns required to be filed by, or which include or are treated as including, the Company or with respect to any Tax assessment or deficiency affecting the Company or any of its subsidiaries.

7. The Company has not received any written ruling related to Taxes or entered into any agreement with a Taxing Authority relating to Taxes.

8. The Company does not have any liability for the Taxes of any person or entity other than the Company (i) under Section 1.1502-6 of the Treasury regulations (or any similar provision of state, local or foreign Legal Requirements), (ii) as a transferee or successor, (iii) by contract or (iv) otherwise.

9. The Company (i) has not agreed to make nor is required to make any adjustment under Section 481 of the Internal Revenue Code by reason of a change in accounting method and (ii) is not a "consenting corporation" within the meaning of Section 341(f)(1) of the Internal Revenue Code.

10. The Company is not a party to or bound by any obligations under any tax sharing, tax allocation, tax indemnity or similar agreement or arrangement.

11. The Company is not involved in, subject to, or a party to any joint venture, partnership, contract or other arrangement that is treated as a partnership for federal, state, local or foreign Tax purposes.

12. The Company was not included nor is includible, in the Tax Return of any other entity. As used in this Agreement, a "Tax Return" means any return, report, information return, schedule, certificate, statement or other document (including any related or supporting information) filed or required to be filed with, or, where none is required to be filed with a Taxing Authority, the statement or other document issued by, a Taxing Authority in connection with any Tax; "Tax" means any and all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross, receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, service, service use, license, net wroth, payroll, franchise, transfer and recording taxes, fees and charges, imposed by Taxing Authority, whether computed on a separate, consolidated, unitary, combined or any other basis; and such term includes any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments; and "Taxing Authority" means any governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

v. CERTAIN PROHIBITED ACTIVITIES. Neither the Company nor any of its directors, officers or other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to any political activity, (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person.

w. CONTRACTS; NO DEFAULTS. Schedule 3(w) attached hereto contains a complete and accurate list, and the Company has made available to the Purchaser true and complete copies, of:

1. each Applicable Contract (as defined below) that involves performance of services or delivery of goods or materials of an amount or value in excess of $25,000;

2. each Applicable Contract that was not entered into in the ordinary course of business or is not cancelable by the Company or a subsidiary of the Company with no penalty upon advance notice of 30 days or less and that involves expenditures or receipts of the Company or its subsidiaries in excess of $5,000;

3. each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Applicable Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $5,000 and with terms of less than one year);

4. each joint venture, partnership, and other Applicable Contract (however named) involving a sharing of profits, losses, costs, or liabilities by the Company or any of its subsidiaries with any other person or entity;

5. each Applicable Contract containing covenants that in any way purport to restrict the business activity of any of the Company and its subsidiaries or any affiliate of the foregoing or limit the freedom of any of the Company and its subsidiaries or any affiliate of the foregoing to engage in any line of business or to compete with any person or entity;

6. each employment or consulting agreement of the Company and its subsidiaries;

7. each Applicable Contract providing for payments to or by any person or entity based on sales, purchases, or profits, other than direct payments for goods;

8. each power of attorney executed by any of the Company and its subsidiaries that is currently effective and outstanding;

9. each Applicable Contract entered into other than in the ordinary course of business that contains or provides for an express undertaking by any of the Company and its subsidiaries to be responsible for consequential damages;

10.  each Applicable Contract for capital expenditures in excess of $25,000;

11. each written warranty, guaranty, and other similar undertaking with respect to contractual performance extended by any of the Company and its subsidiaries other than in the ordinary course of business; and

12. each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing. As used in this Agreement, "Contract" means any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding; "Applicable Contract" means any Contract (a) under which any of the Company or its subsidiaries has or may acquire any rights, (b) under which any of the Company or its subsidiaries has or may become subject to any obligation or liability, or
(c) by which any of the Company or its subsidiaries or any of the assets owned or used by it is or may become bound. Except as set forth in Schedule 3(w) attached hereto, (i) each of the Company and its subsidiaries is, and has been, in material compliance with all applicable terms and requirements of each Contract under which such company has or had any obligation or liability or by which such company or any of the assets owned or used by such company is or was bound; (ii) each other person or entity that has or had any obligation or liability under any Contract under which any of the Company and its subsidiaries has or had any rights is, and has been, in material compliance with all applicable terms and requirements of such Contract; (iii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a material violation or breach of, or give any of the Company and its subsidiaries or other person or entity the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; and (iv) none of the Company and its subsidiaries has given to or received from any other person or entity any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Contract. Each Applicable Contract is valid, in full force, and binding on and enforceable against the other party or parties to such contract in accordance with its terms and provisions. Except as disclosed on Schedule 3(w) attached hereto, there are no renegotiation of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to any of the Company and its subsidiaries under current or completed Contracts with any person or entity and, to the Knowledge of the Company, no such person or entity has made written demand for such renegotiation. The Contracts relating to the sale, design, or provision of products or services by the Company or any of its subsidiaries have been entered into in the ordinary course of business and have been entered into without the commission of any act alone or in concert with any other person or entity, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.

     x. AGENT FEES. Except for a 3.33% placement fee paid to the Purchaser, the Company has not incurred any liability for any finder's or brokerage fees or agent's commissions in connection with the transactions contemplated by this Agreement.

     y. INSURANCE. Schedule 3(y) attached hereto sets forth a true and correct list of all the insurance policies covering the business, properties and assets of the Company and its subsidiaries presently in force (including as to each (i) risk insured against, (ii) name of carrier, (iii) policy number, (iv) amount of coverage, (v) amount of premium, (vi) expiration date and (vii) the property, if any, insured). All of the insurance policies set forth on Schedule 3(y) attached hereto are in full force and effect and all premiums, retention amounts and other related expenses due have been paid, and neither the Company nor any of its subsidiaries has received any written notice of cancellation with respect to any of the policies. Such policies, taken together, provide adequate insurance coverage for the assets and the operations of the Company and its subsidiaries for all risks normally insured against by companies carrying on the same business or businesses as the Company and its subsidiaries.

     z. EMPLOYEES. Schedule 3(z) attached hereto is a true and correct list of all employees of the Company and its subsidiaries and includes their accrued vacation and sick pay, the nature of their duties and the amounts of their compensations (including deferred compensation).

     aa. EMPLOYEE BENEFITS.

1. Except as disclosed on Schedule 3(aa) and except Plans (as defined below), administered by third parties, that provide group health coverage (medical and dental), (i) neither the Company nor any of its ERISA Affiliates (as defined below) maintains or sponsors (or ever maintained or sponsored), or makes or is required to make contributions to, any Plans;

2. With respect to each Plan which provides health care coverage, the Company and each of its ERISA Affiliates have complied in all material respects with (i) the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), and the applicable COBRA regulations and (ii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996 and the regulations thereunder, and neither the Company nor any ERISA Affiliate has incurred any liability under Section 4980B of the Internal Revenue Code;

3. Other than routine claims for benefits under the Plans, there are no pending, or, to the Knowledge of the Company, threatened, actions or proceedings involving the Plans, or the fiduciaries, administrators, or trustees of any of the Plans or the Company or any of its ERISA Affiliates as the employer or sponsor under any Plan, with any governmental agency, any participant in or beneficiary of any Plan or any other person whatsoever. The Company knows of no reasonable basis for any such claim, lawsuit, dispute, or controversy. As used in this Agreement, "Plan" means (i) each of the "employee benefit plans" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA")), of which any of the Company or any member of the same controlled group of businesses as the Company within the meaning of Section 4001(a)(14) of ERISA (an "ERISA Affiliate") is or ever was a sponsor or participating employer or as to which the Company or any of its ERISA Affiliates makes contributions or is required to make contributions, and (ii) any similar employment, severance or other arrangement or policy of any of the Company or any of its ERISA Affiliates (whether written or oral) providing for health, life, vision or dental insurance coverage (including self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits or retirement benefits, fringe benefits, or for profit sharing, deferred compensation, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits.

     bb. PRIVATE OFFERING. Subject to the accuracy of the Purchaser's representations and warranties set forth in Section 2 hereof, (i) the offer, sale and issuance of the Series B Preferred Stock and the Warrants, (ii) the issuance of Common Stock pursuant to the conversion and/or exercise of such securities into shares of Common Stock, each as contemplated by the Primary Documents, are exempt from the registration requirements of the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf will offer any of the Series B Preferred Stock, the Warrants or any similar securities for issuance or sale, or solicit any offer to acquire any of the same from anyone so as to render the issuance and sale of such securities subject to the registration requirements of the Securities Act. The Company has not offered or sold the Series B Preferred Stock or the Warrants by any form of general solicitation or general advertising, as such terms are used in Rule

502(c) under the Securities Act.

     cc. MERGERS, ACQUISITIONS AND DIVESTITURES. Except as set forth on Schedule 3(cc) attached hereto, none of the Company and its subsidiaries has ever acquired any equity interest in or any major assets of any other Person, or sold the equity interest in any of its subsidiaries or any major asset owned by it or any of its subsidiaries, in a deal the terms of which were not based on arms' length negotiations. Except as set forth on Schedule 3(cc) attached hereto, to the Knowledge of the Company, none of the Insider and the officers and directors of the Company or its subsidiaries has received any benefit in connection with any of the foregoing transactions or is under any agreement or understanding with any Person (including agreements or understandings among themselves) with respect to the receipt of or entitlement to any such benefit.

4.   CERTAIN COVENANTS, ACKNOWLEDGMENTS AND RESTRICTIONS

     a. TRANSFER RESTRICTIONS. Each of the Purchaser and the Insider acknowledges that, (i) neither the Series B Preferred Stock, the Series C Preferred Stock, the Warrants nor the Common Stock issuable upon conversion of the Series B Preferred Stock or the Series C Preferred Stock or upon exercise of the Warrants have been registered under the Securities Act, and such securities may not be transferred unless (A) subsequently registered thereunder or (B) they are transferred pursuant to an exemption from such registration, and (ii) any sale of the Series B Preferred Stock, the Series C Preferred Stock, the Warrants or the Common Stock issuable upon conversion, exercise or exchange thereof (collectively, the "Securities") made in reliance upon Rule 144 under the Securities Act ("Rule 144") may be made only in accordance with the terms of said Rule 144. The provisions of Section 4(a) and 4(b) hereof, together with the rights of the Purchaser or the Insider, as the case may be, under this Agreement and the other Primary Documents, shall be binding upon any subsequent transferee of the Series B Preferred Stock and the Series C Preferred Stock and the Warrants.

     b. RESTRICTIVE LEGEND. Each of the Purchaser and Insider acknowledges and agrees that, until such time as the Securities shall have been registered under the Securities Act or the Purchaser or the Insider, as the case may be, demonstrates to the reasonable satisfaction of the Company and its counsel that such registration shall no longer be required, such Securities may be subject to a stop-transfer order placed against the transfer of such Securities, and such Securities shall bear a restrictive legend in substantially the following form:
THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION SHALL NO LONGER BE REQUIRED.

     c. FILINGS. The Company undertakes and agrees that it will make all required filings in connection with the sale of the Securities to the Purchaser and the Insider as required by federal and state laws and regulations, or by any domestic securities exchange or trading market, and if applicable, the filing of a notice on Form D (at such time and in such manner as required by the Rules and Regulations of the Commission), and to provide copies thereof to the Purchaser and the Insider promptly after such filing or filings. With a view to making available to the holders of the Securities the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit such holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 or Form SB-2, the Company shall (a) at all times make and keep public information available, as those terms are understood and defined in Rule 144, (b) file on a timely basis with the Commission all information that the Commission may require under either of
Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, take all actions that may be required as a condition to the availability of Rule 144 (or any successor exemptive rule hereafter in effect) with respect to the Common Stock; and (d) furnish to any holder of the Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) any other reports and documents that a holder of the Securities may reasonably request in order to avail itself of any rule or regulation of the Commission allowing such holder to sell any such Securities without registration.

     d. RESERVATION OF COMMON STOCK. Upon the filing of the Certificate of Amendment, the Company will at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the conversion of the Series B Preferred Stock and the Series C Preferred Stock and the exercise of the Warrants.

     e. REGISTRATION REQUIREMENT. Concurrently with the execution of this Agreement, holders of the Securities and the Company shall execute a registration rights agreement in the form attached hereto as Exhibit D (the "Registration Rights Agreement").

     f. LOCK-UPS. The Purchaser and the Insider shall execute, concurrently with the execution of this Agreement, a Shareholders' Agreement (as defined below) substantially in the form as attached hereto as Exhibit E. In addition, the Company shall have obtained lock-up agreements (the "New Lock-Up Agreements"), substantially in the form of Exhibit F attached hereto, with a sufficient number of shareholders representing a minimum of 12,000,000 shares of Common Stock. The Company shall not waive any restriction under any of the New Lock-Up Agreements or otherwise consent to any such waiver without the express written approval in advance by the Purchaser, which approval can be withheld by the Purchaser in its sole and absolute discretion.

     g. RESTRUCTURE OF DEBT.

1. The Company and the Insider shall restructure all of the debt held by the Insider for which the Company is the debtor ("Insider Debt") as follows:

     A. $400,000 of Insider Debt shall be exchanged for 400,000 shares of the Series B Preferred Stock and a warrant to purchase 4,000,000 shares of Common Stock on the same terms as the Warrants;

     B. $700,000 of Insider Debt shall be exchanged for Series C Preferred Stock, as described in the certificate of designation for such preferred stock in Exhibit G attached hereto (the "Series C Certificate of Designation"); and

     C. The remaining balance of the Insider Debt shall be exchanged for a promissory note, bearing interest at the annual rate of 9.0%, substantially in the form as attached hereto as Exhibit H.

2. The Company shall use its best efforts to restructure the debt to First Bank & Trust in the approximate amount of $636,000 to be repaid such that (i) not more than 50% of the outstanding principal balance at the First Closing Date shall be repaid prior to June 30, 2002 and (ii) 50% of the outstanding principal balance at the First Closing Date shall be repaid prior to September 30, 2002.

3. The Company shall use its best efforts to restructure the debt to A-Mark Auction Galleries, Inc. in the approximate amount of $400,000 to be repaid such that (i) not more than 25% of the outstanding principal balance at the First Closing Date shall be repaid prior to June 30, 2002; (ii) 25% of the outstanding principal balance at the First Closing Date shall be repaid prior to September 30, 2002; and (iii) 50% of the outstanding principal balance at the First Closing Date shall be repaid prior to December 31, 2002.

     h. GOCOINS VENTURE. The Company shall use its best efforts to coordinate the Company's business activity of GoCoins.com, by Internet link or other beneficial referral, to GoAntiques.com, a venture owned in part by the Purchaser. The Company shall negotiate in good faith with GoAntiques.com for an appropriate compensation arrangement between the Company and GoAntiques.com for the coordination of the business activity of GoCoins.com with GoAntiqiues.com.

     i. RETURN OF CERTIFICATES ON CONVERSION AND WARRANTS ON EXERCISE.

1. Upon any conversion by the Purchaser or the Insider of less than all of the Series B Preferred Stock or the Series C Preferred Stock, as applicable, pursuant to the terms of the respective certificates of designation, the Company shall issue and deliver to the Purchaser or the Insider, as the case may be, within 7 business days of the date of conversion, a new certificate or certificates for, as applicable, the total number of shares of the Series B Preferred Stock or Series C Preferred Stock, in each case, which the Purchaser or the Insider, as the case may be, has not yet elected to convert (with the number of and denomination of such new certificate(s) designated by the Purchaser or the Insider, as the case may be).

2. Upon any partial exercise by the Purchaser or the Insider of the Warrants, the Company shall issue and deliver to the Purchaser or the Insider, as applicable, within 7 business days of the date on which the Warrants is exercised, a new Warrants representing the number of adjusted shares of Common Stock covered thereby, in accordance with the terms thereof.

j.   REPLACEMENT CERTIFICATES AND WARRANTS.

1. The certificate(s) representing the shares of the Series B Preferred Stock or the Series C Preferred Stock, held by the Purchaser or the Insider, as applicable, shall be exchangeable, at the option of the Purchaser or the Insider, as the case may be, at any time and from time to time at the office of Company, for certificates with different denominations representing, as applicable, an equal aggregate number of shares of the Series B Preferred Stock or Series C Preferred Stock, as requested by the Purchaser or the Insider, as the case may be, upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

2. The Warrants will be exchangeable, at the option of the Purchaser or the Insider, as applicable, at any time and from time to time at the office of the Company, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock as are purchasable under such Warrants. No service charge will be made for such transfer or exchange.

     k. AMENDMENT TO ARTICLES OF INCORPORATION. As soon as practible but in no event later than 45 days from the date of this Agreement, the Company shall amend its articles of incorporation to increase the number of authorized of Common Stock to 250,000,000 shares in the form of the Certificate of Amendment attached hereto as Exhibit C. Notwithstanding the foregoing, the parties hereto shall agree to extend the time limitation as a result of a review by the Commission of the Company's Schedule 14C Information Statement.

     l. AMENDMENT TO BYLAWS. As soon as practible but in no event later than 45 days from the date of this Agreement, the Company shall amend its Bylaws to decrease the number of directors to 5. Notwithstanding the foregoing, the parties hereto shall agree to extend the time limitation as a result of a review by the Commission of the Company's Schedule 14C Information.

     m. APPROVAL RIGHTS. From the date hereof and until the final closing date as described in Section 1(c), the Company shall not take any of the following actions without the prior written consent of the Purchaser, which consent will not be unreasonably withheld or delayed:

1. sell a material portion of the assets of the Company or any of its subsidiaries or merge the Company or any of its subsidiaries into or with another unaffiliated company;

2. change the articles of incorporation, bylaws or other charter documents of the Company or any of its subsidiaries, except as contemplated hereby;

3. change substantially or materially the nature of the business of the Company or any of its subsidiaries;

4. issue any equity securities or securities convertible into equity securities of the Company or any of its subsidiaries, other than the Series B Preferred Stock, Series C Preferred Stock and the Warrants pursuant to this Agreement;

5. make any acquisition or any capital expenditure or agree to a schedule of spending or payments for assets which, in the aggregate, exceeds or would exceed $50,000 over a consecutive twelve month period, except for the acquisition of inventory or other related assets in the ordinary course of business;

6. enter into any credit facility or incur any material amount of debt, other than incurring obligations for purchases of inventory or other related assets in the ordinary course of business;

7.   offer or sell any securities of the Company or its subsidiaries;

8.   expand the number of members of the board of directors of the Company;

9. declare or pay dividends or redeem securities, except for (i) the dividends relating to the Series A preferred stock pursuant to the terms of the relevant certificate of designation; or (ii) any transaction relating to the Series B Preferred Stock or Warrants; or

10.  enter into or modify a related-party transaction.

     m. RESIGNATION AND REPLACEMENT OF BOARD MEMBERS. On or before the First Closing Date, the Company's Board of Directors shall cause the resignation of two of its members. The remaining members of the Board of Directors (the "Remaining Board Members") shall fill the newly created Board vacancies with 2 new members to be selected by the Purchaser (the "New Board Members") and shall fill the one remaining Board vacancy with a member to be mutually determined by the Remaining Board Members and the New Board Members. The members of Board of Directors as set forth pursuant to this Section 4 (n) shall serve until a new Board of Directors is elected pursuant to Section 7 below.

     n. INFORMATION STATEMENT. As soon as practicable but in no event later than 45 days from the date of this Agreement, the Company shall file a Schedule 14C Information Statement with the Commission and shall have obtained a majority consent of the holders of all the outstanding shares of Common Stock prior to the First Closing Date concerning the amendment of its Articles of Incorporation in the form of the Certificate of Amendment and the amendment of its Bylaws to reduce the number of directors to five and the election of the Nominees (as defined below).

5. CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE THE SHARES AND THE WARRANT

     The Purchaser understands that the Company's obligation to issue the Series B Preferred Stock and the Warrants on each closing date to the Purchaser pursuant to this Agreement is conditioned upon the following (unless waived by the parties):

     a. The accuracy on each closing date of the representations and warranties of the Purchaser contained in this Agreement as if made on each closing date and the performance by the Purchaser on or before each closing date of all covenants and agreements of the Purchaser required to be performed on or before each closing date.

     b. The absence or inapplicability on each closing date of any and all laws, rules or regulations prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval, except for any stockholder or Board of Director approval or consent contemplated herein, which shall not have been obtained.

     c. All regulatory approvals or filings, if any, on each closing date necessary to consummate the transactions contemplated by this Agreement shall have been made as of each closing date.

     d. The receipt of good funds as of each closing date as scheduled in the Table of Closings in Section 1(c).

6.   CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE THE SHARES AND THE
WARRANT

     The Company understands that the Purchaser's obligation to purchase the Series B Preferred Stock and the Warrants on each closing date is conditioned upon each of the following, unless waived in writing by the Purchaser:

     a. The Purchaser shall have completed to its satisfaction its due diligence review of the Company, the Company's business, assets and liabilities, and the Company shall have furnished to the Purchaser and its representatives, such information as may be reasonably requested by them.

     b. The accuracy on each closing date of the representations and warranties of the Company contained in this Agreement as if made on such closing date, and the performance by the Company on or before the First Closing Date of all covenants and agreements of the Company required to be performed on or before the First Closing Date.

     c. The Company shall have executed and delivered to the Purchaser (i) the Series B Preferred Stock and (ii) the Warrants as scheduled in the Table of Closings in Section 1(c).

     d. On each closing date, the Purchaser shall have received from the Company such other certificates and documents as it or its representatives, if applicable, shall reasonably request, and all proceedings taken by the Company or the Board of Directors of the Company, as applicable, in connection with the Primary Documents contemplated by this Agreement and the other Primary Documents and all documents and papers relating to such Primary Documents shall be satisfactory to the Purchaser.

     e. All regulatory approvals or filings, if any, necessary to consummate the transactions contemplated by this Agreement shall have been made as of each closing date.

     f. The debt restructuring as contemplated in Section 4(g) shall have been completed.

     g. All the parties to the New Lock-Up Agreements shall have executed and delivered such agreements.

     h. The Insider shall have executed and delivered a shareholders' agreement with the Purchaser substantially in the form attached as Exhibit E (the "Shareholders' Agreement").

     i. The Purchaser shall have received by the First Closing Date a legal opinion from Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP substantially in the form attached hereto as Exhibit I.

     j. The Company shall have received a Closing Certificate substantially in the form attached hereto as Exhibit J.

     k. The Purchaser shall have received a release, substantially in the form of Exhibit K attached hereto, executed by each of the Insider and Mr. Michael R.

Haynes, Sr. expressly disclaiming any indebtedness or liability of the Company or any of its subsidiaries owing to such person other than those specifically disclosed in this Agreement.

     l. The Company shall have obtained a majority consent of the holders of all the outstanding shares of Common Stock concerning the amendment of its Articles of Incorporation substantially in the form of the Certificate of Amendment to Articles of Incorporation attached hereto as Exhibit C.

     m. Concurrent with the First Closing Date each of the Company, Steve Bayern and CynDel & Co., Inc. shall have executed and delivered that certain Settlement and Release Agreement (the "Bayern/CynDel Settlement Agreement"), a copy of which is attached hereto as Exhibit L.

     n. With respect to the Second Closing Date only, the Company shall have reimbursed the Purchaser the expenses incurred in connection with the negotiation or performance of this Agreement pursuant to Section 9 hereof.

     o. With respect to the Second Closing Date only, the Company shall have paid (i) at least $63,750 under the Bayern/CynDel Settlement Agreement, and (ii) at least 1/4 of all the indebtednesses owed to Carl J. Fusco and any of his affiliates, which total amount the Company represents to the Purchaser does not exceed $809,000 in the aggregate (including any accrued interest) (the "Fusco Debt").

     p. With respect to the Third Closing Date only, the Company shall have paid
(i) at least $127,500 under the Bayern/CynDel Settlement Agreement, and (ii) at least 1/2 of all the Fusco Debt.

     q. With respect to the Last Closing Date only, the Company shall have paid
(i) at least $191,250 under the Bayern/CynDel Settlement Agreement, and (ii) at least 3/4 of all the Fusco Debt.

     r. With respect to the Last Closing Date only, the Company shall have secured the employment of a new Chief Financial Officer with approval by the Purchaser, which approval may not be unreasonably withheld.

7.   FORM OF AND ELECTION TO BOARD OF DIRECTORS

     The Board of Directors of the Company shall cause nomination for election to the Board of Directors the individuals as follows: the Insider as Chairman, another person nominated by the Insider (such person and the Insider, the "Insider Nominees"), 2 members to be nominated by the Purchaser (the "Purchaser Nominees"), and a nominee to be mutually determined by the Purchaser and the Insider (such five nominees collectively, the "Nominees"). If the Purchaser and the Insider for any reason cannot agree on the candidacy of such fifth nominee, then the Purchaser shall have the right to designate a nominee of its choice. The Board of Directors of the Company shall approve a proxy statement for the annual meeting of the shareholders to be properly filed within 45 days of the First Closing Date and such proxy statement shall include the solicitation for votes by the shareholders for the Nominees and no other persons for the Board of Directors.

8.   RIGHT  TO  INFORMATION

     As long as any portion of the Series B Preferred Stock remains outstanding, the Company hereby agrees to provide the Purchaser with:

     a. audited financial statements for each fiscal year, within 90 days (or when available) after the end of each such fiscal year;

     b. unaudited financial statements for each quarter, within 45 days (or when available) after the end of each such quarter; and

c.   budget  plans  as  they  are  prepared.

9.   FEES  AND  EXPENSES

     The Company and the Insider shall bear their own costs, including attorney's fees, incurred in the negotiation of this Agreement and consummating of the transactions contemplated herein. At each closing, the Company shall pay the Purchaser a placement fee equal to 3.33% of the purchase price paid at such closing. Within 30 days of receipt of supporting documentation, the Company shall reimburse the Purchaser for all of the Purchaser's reasonable out-of-pocket expenses incurred in connection with the negotiation or performance of this Agreement, including without limitation reasonable fees and disbursements of counsel to the Purchaser.

10.  GOVERNING  LAW;  MISCELLANEOUS

     Except for issues involving Nevada law which shall be governed by and interpreted in accordance with the laws of the State of Nevada, this Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida, without regard to its principles of conflict of laws. Each of the parties consents to the jurisdiction of the federal courts of Florida or the state courts of the State of Florida in connection with any dispute arising under this Agreement or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement. This Agreement and each of the Primary Documents have been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Series B Preferred Stock and the Warrants. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. All references to the "Knowledge of the Company" means the actual knowledge of any of the Company, the Insider and Michael R. Haynes, Sr. after reasonable investigation and due diligence. This Agreement, together with the other Primary Documents, including any certificate, schedule, exhibit or other document delivered to their terms, constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and thereof, and supersedes all prior agreements and understandings, whether written or oral, among the parties with respect to such subject matters. If any action should arise between the parties hereto to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be reimbursed for all reasonable expenses incurred in connection with such action, including reasonable attorneys' fees

11.  NOTICES

     Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or 2 business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by 5 days advance written notice to each of the other parties hereto.

COMPANY:          Tangible  Asset  Galleries,  Inc.
                  3444  Via  Lido
                  Newport  Beach,  California  92663
                  Attention: Silvano DiGenova, Chief Executive Officer
                  Telephone:  (949)  566-0021
                  Facsimile:  (949)  566-1943

WITH  A  COPY  TO:
                  Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP 101 East 52nd Street, 9th Floor
                  New  York,  NY  10022
                  Attention:  Arthur  S.  Marcus,  Esq.
                  Telephone:  (212)  752-9700
                  Facsimile:  (212)  813-9768

PURCHASER:        Stanford  Venture  Capital  Holdings,  Inc.
                  6075  Poplar  Avenue
                  Memphis,  TN  38119
                  Attention:  James  M.  Davis,  President
                  Telephone:  (901)  680-5260
                  Facsimile:  (901)  680-5265

WITH  A  COPY  TO:
                  Stanford  Financial  Group
                  5050  Westheimer
                  Houston,  TX  77056
                  Attention:  Mauricio  Alvarado,  Esq.
                  Telephone:  (713)  964-5145
                  Facsimile:  (713)  964-5245


12.  SURVIVAL

     The agreements, covenants, representations and warranties of the Company, the Insider and the Purchaser shall survive the execution and delivery of this Agreement and the delivery of the Securities hereunder for a period of four years from the date of the Last Closing Date, except that:

     a. the Company's representations and warranties regarding Taxes contained in Section 3(u) of this agreement shall survive as long as the Company remains statutorily liable for any obligation referenced in Section 3(u), and

     b. the Company's representations and warranties contained in Section 3(b) shall survive until the Purchaser and any of its affiliates are no longer holders of any of the securities purchased hereunder.

13.  INDEMNIFICATION

     Each of the Company and the Insider, jointly and severally, on the one side, and the Purchaser (each in such capacity under this section, the "Indemnifying Party") agrees to indemnify the other party and each officer, director, employee, agent, partner, stockholder, member and affiliate of such other party (collectively, the "Indemnified Parties") for, and hold each Indemnified Party harmless from and against: (i) any and all damages, losses, claims and other liabilities of any and every kind, including, without limitation, judgments and costs of settlement, and (ii) any and all reasonable out-of-pocket costs and expenses of any and every kind, including, without limitation, reasonable fees and disbursements of counsel for such Indemnified Parties (all of which expenses periodically shall be reimbursed as incurred), in each case, arising out of or suffered or incurred in connection with any of the following: (a) any misrepresentation or any breach of any warranty made by the Indemnifying Party herein or in any of the other Primary Documents, (b) any breach or non-fulfillment of any covenant or agreement made by the Indemnifying Party herein or in any of the other Primary Documents, or (c) any claim relating to or arising out of a violation of applicable federal or state securities laws by the Indemnifying Party in connection with the sale or issuance of the Series B Preferred Stock or Warrants by the Indemnifying Party to the Indemnified Party (collectively, the "Indemnified Liabilities"). To the extent that the foregoing undertaking by the Indemnifying Party may be unenforceable for any reason, the Indemnifying Party shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                       (SIGNATURES ON THE FOLLOWING PAGE)

     IN WITNESS WHEREOF, this Securities Purchase Agreement has been duly executed by each of the undersigned.

                          TANGIBLE  ASSET  GALLERIES,  INC.



                          By:  /s/ Silvano DiGenova
                             -------------------------------------------
                             Name: Silvano DiGenova
                             Title: Chief Executive Officer


                          STANFORD VENTURE CAPITAL HOLDINGS, INC.



                          By: /s/
                             -------------------------------------------
                             Name:
                             Title:


                          "INSIDER"


                          By: /s/ Silvano DiGenova
                             -------------------------------------------
                                  Silvano DiGenova, an Individual

                                  EXHIBIT INDEX

EXHIBIT A  CERTIFICATE OF DESIGNATION OF SERIES B $1.00
           CONVERTIBLE PREFERRED STOCK

EXHIBIT B  FORM OF WARRANT

EXHIBIT C  CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

EXHIBIT D  REGISTRATION RIGHTS AGREEMENT

EXHIBIT E  FORM OF SHAREHOLDERS' AGREEMENT BETWEEN PURCHASER AND INSIDER

EXHIBIT F  FORM OF LOCK-UP AGREEMENT FOR CERTAIN SHAREHOLDERS

EXHIBIT G  CERTIFICATE OF DESIGNATION OF SERIES C $100 REDEEMABLE CONVERTIBLE
           PREFERRED STOCK

EXHIBT H   FORM OF PROMISSORY NOTE AND LOAN AND SECURITY AGREEMENT

EXHIBIT I  FORM OF LEGAL OPINION

EXHIBIT J  CLOSING CERTIFICATE

EXHIBIT K  FORM OF RELEASE

EXHIBIT L  BAYERN/CYNDEL SETTLEMENT AND RELEASE AGREEMENT


                                 SCHEDULE INDEX


SCHEDULE   DESCRIPTION                                              PAGE NUMBER

  3(a)     Organization                                                    4
  3(b)     Capitalization                                                  4
  3(g)     Financial Statements                                            6
  3(k)     Compliance With Legal Requirements                              7
  3(l)     Absence of Certain Changes                                      7
  3(m)     Indebtedness to Officers, Directors and Shareholders            7
  3(n)     Relationships With Related Persons                              7
  3(p)     Title to Properties; Liens and Encumbrances                     8
  3(s)     Absence of Litigation                                           9
  3(t)     No Default                                                      9
  3(u)     Taxes                                                           9
  3(w)     Contracts; No Defaults                                         11
  3(y)     Insurance                                                      14
  3(z)     Employees                                                      14
  3(aa)    Employee Benefits                                              14
  3(cc)    Mergers, Acquisitions and Divestitures                         15

                                    EXHIBIT A

                           CERTIFICATE OF DESIGNATION

                                       OF

                   SERIES B $1.00 CONVERTIBLE PREFERRED STOCK

                                       OF

                         TANGIBLE ASSET GALLERIES, INC.

     Tangible Asset Galleries, Inc. (the "Corporation"), a corporation organized under the laws of the State of Nevada, pursuant to authority conferred upon the Board of Directors of the Corporation (the "Board"), the Board adopted the following resolution authorizing the creation and issuance of 3,400,000 shares of Series B $1.00 Convertible Preferred Stock:

     RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the Articles of Incorporation, as amended, of the Corporation, the Board hereby creates 3,400,000 shares of Series B $1.00 Convertible Preferred Stock, of the Corporation and authorizes the issuance thereof, and hereby fixes the designation thereof, and the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereon (in addition to the designation, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Articles of Incorporation, as amended, of the Corporation, which are applicable to the preferred stock, if any) as follows:

1. Designation. The series of preferred stock shall be designated and known as "Series B $1.00 Convertible Preferred Stock" (the "Series B Preferred Stock"). The number of shares constituting the Series B Preferred Stock shall be 3,400,000. Each share of the Series B Preferred Stock shall have a stated value equal to one dollar $1.00 (the "Stated Value").

2. Conversion Rights. The Series B Preferred Stock shall be convertible into the $0.001 par value common stock of the Corporation ("Common Stock") as follows:

     a. Optional Conversion. Subject to and upon compliance with the provisions of this Section 2, a holder of any shares of the Series B Preferred Stock (a "Holder") shall have the right at such Holder's option at any time, to convert any of such share of the Series B Preferred Stock held by the Holder into fully paid and non-assessable shares of the Common Stock at the then Conversion Rate (as defined herein).

     b. Conversion Rate. Each share of the Series B Preferred Stock is convertible into the number of shares of the Common Stock shall be calculated by dividing the Stated Value by $0.10 (the "Conversion Price"; the conversion rate so calculated, the "Conversion Rate"), subject to adjustments as set forth in
Section 2(e) hereof.

     c. Mechanics of Conversion. The Holder may exercise the conversion right specified in Section 2(a) by giving 30 days written notice to the Corporation, that the Holder elects to convert a stated number of shares of the Series B Preferred Stock into a stated number of shares of Common Stock, and by surrendering the certificate or certificates representing the Series B Preferred Stock to be converted, duly endorsed to the Corporation or in blank, to the Corporation at its principal office (or at such other office as the Corporation may designate by written notice, postage prepaid, to all Holders) at any time during its usual business hours, together with a statement of the name or names (with addresses) of the person or persons in whose name the certificate or certificates for Common Stock shall be issued.

     d. Conversion Rate Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

1. Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of the Series B Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of the Series B Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder of the shares of the Series B Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock of other securities or property thereafter deliverable on the conversion of the shares of the Series B Preferred Stock.

2. Stock Dividends, Subdivisions, Reclassification, or Combinations. If the Corporation shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares; the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the Holder of any shares of the Series B Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that he would have owned or been entitled to receive had such Series B Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

3. Issuances of Securities. If the Corporation shall (i) sell or otherwise issue shares of the Common Stock at a purchase price per share less than the Conversion Price, or (ii) sell or otherwise issue the Corporation's securities which are convertible into or exercisable for shares of the Corporation's Common Stock at a conversion or exercise price per share less than the Conversion Price, then immediately upon such issuance or sale, the Conversion Price shall be adjusted to a price determined by multiplying the Conversion Price immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale (excluding shares held in the treasury), plus the number of shares of the Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of the additional shares to be issued at such issuance or sale.

4. Excluded Transactions. No adjustment to the Conversion Price shall be required under this Section 2(e) in the event of the issuance of shares of Common Stock by the Corporation upon the conversion or exercise of or pursuant to any outstanding stock options or stock option plan now existing or hereafter approved by the Holders which stock options have an exercise or conversion price per share of less than the Conversion Price.

     f. Approvals. If any shares of the Common Stock to be reserved for the purpose of conversion of shares of the Series B Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of the Series B Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

     g. Valid Issuance. All shares of Common Stock that may be issued upon conversion of shares of the Series B Preferred Stock will upon issuance be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action that will cause a contrary result.

3.   Liquidation.

     a. Liquidation Preference. In the event of liquidation, dissolution or winding up of the Corporation (each a "Liquidation Event"), the Holders of the Series B Preferred Stock shall be entitled to receive, before any distribution of assets shall be made to the holders of any Common Stock, but after the liquidation preference of the Series A $5.00 convertible preferred stock (the "Series A Preferred Stock"), an amount equal to the Stated Value per share of Series B Preferred Stock held by such Holder (the "Liquidation Pay Out"). After payment of the Liquidation Pay Out to each Holder and the payment of the respective liquidation preferences of the other preferred stock of the Corporation, other than the Series A convertible preferred stock, pursuant to the Corporation's Certificate of Incorporation, as amended, each such Holder shall be entitled to share with the holders of the Common Stock, the remaining assets of the Corporation available for distribution to the Corporation's stockholders.

     b. Ratable Distribution. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation to be distributed among the Holders shall be insufficient to permit payment in full to the Holders of such Series B Preferred Stock, then all remaining net assets of the Corporation after the provision for the payment of the Corporation's debts and distribution to any senior stockholders shall be distributed ratably in proportion to the full amounts to which they would otherwise be entitled to receive among the Holders.

4. Voting Rights. Except as otherwise required under law of the State of Nevada, the Holders of the Series B Preferred Stock shall be entitled to vote at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. For the purposes of such shareholder votes, each share of Series B Preferred Stock shall be entitled to such number of votes as represented by the number of shares of Common Stock such share of Series B Preferred Stock would be convertible into at the time of such voting. Notwithstanding the foregoing, so long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock (i) alter or change the rights, preferences or privileges of the Series B Preferred Stock as outlined herein, or
(ii) create any new class of series of capital stock having a preference over the Series B Preferred Stock as to the payment of dividends or the distribution of assets upon the occurrence of a Liquidation Event ("Senior Securities"), or
(iii) alter or change the rights, preferences or privileges of any Senior Securities so as to adversely affect the Series B Preferred Stock.

5. Dividends. The Holders of the Series B Preferred Stock shall not be entitled to receive dividends.

6. No Preemptive Rights. No Holders of the Series B Preferred Stock, whether now or hereafter authorized, shall, as such Holder, have any preemptive right whatsoever to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation nor of any security convertible into, nor of any warrant, option or right to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation, whether now or hereafter authorized.

7. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of the Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation, as amended. The Shares of the Series B Preferred Stock shall have no preemptive or subscription rights.

8. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

9. Severability of Provisions. If any right, preference or limitation of the Series B Preferred Stock set forth in this Certificate (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10.  Status  of  Reacquired Shares. No shares of the Series B Preferred
Stock which have been issued and reacquired in any manner may be reissued, and all such shares shall be returned to the status of undesignated shares of preferred stock of the Corporation.

11. Restrictions and Limitations. So long as any shares of the Series B Preferred Stock remain outstanding, the Corporation may not, without the vote or written consent by the holders of a majority of the outstanding shares of the Series B Preferred Stock, voting as a separate class:

     a. Effect any sale, license, conveyance, exchange or transfer of all or substantially all of the assets of the Corporation or take any other action which will result in the holders of the Corporation's capital stock prior to the transaction owning less than 50% of the voting power of the Corporation's capital stock after the transaction; or

     b. Amend or otherwise change the Corporation's Articles of Incorporation, bylaws or certificate of designation of any stock; or

     c. Change the nature of the business of the Corporation or any of its subsidiaries; or

     d. Make any distributions on, or redemption of, any capital stock, other than distributions or redemptions made pursuant to the certificates of designations of the Series A Preferred Stock, the Series B Preferred Stock or the Series C $100 Redeemable 9% Convertible Preferred Stock; or

     e. Authorize, issue, obligate itself to issue, or agree to the authorization or issuance by any of the subsidiaries of the Corporation of, any capital stock or securities convertible into or exercisable for any capital stock, other than issuance of the Common Stock upon the conversion of shares of the Corporation's preferred stock or upon the exercise of any options or warrants which have been disclosed to the Holder in that certain Securities Purchase Agreement between the Corporation and the Holder dated as of even date herewith; or

     f. Make acquisitions of fixed assets or capital stock or capital expenditures, except for the purchase of inventory or other assets in the ordinary course of business, in any 12-month period during which the aggregate amount of all such transactions exceeding $100,000; or

     g. Enter into any credit facility or issue any debt, except for increases in debt under existing credit facilities as of the date hereof and the increase of trade credit or accounts payable in the ordinary course of business, involving any amount exceeding $100,000 in a single transaction or a series of transactions; or

     h. Increase the number of directors on the Board above five; or

     i. Enter into any transaction with any affiliate (as such term is used in Rule 144 promulgated pursuant to the Securities Act of 1933, as amended) of the Corporation or modify any existing agreement or understanding with such affiliate (except for any transaction with any of its wholly-owned, operating subsidiaries in the ordinary course of business); or

     j. File a voluntary or involuntary petition that commences a case under Title 11 of the United States Code (or any successor statutes) with respect to the Corporation, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking, or consent to, relief under any applicable federal or state law relating to bankruptcy or insolvency.

                        (SIGNATURE ON THE FOLLOWING PAGE)

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name and on its behalf by its Chief Executive Officer and attested to this third day of April 2002.

              TANGIBLE  ASSET  GALLERIES,  INC.



               By: ____________________________________
                   Name: Silvano  DiGenova
                         Title: Chief Executive Officer

                                    EXHIBIT B

VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON APRIL 3, 2007. NEITHER THIS WARRANT NOR THE WARRANT STOCK (AS HEREINAFTER DEFINED) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND THE WARRANT STOCK MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND SUCH LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

THIS WARRANT IS SUBJECT TO THE TERMS OF THE SECURITIES PURCHASE AGREEMENT, DATED OF EVEN DATE HEREWITH, BETWEEN THE COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY, AND ANY TRANSFERS AND TRANSFEREES OF THIS WARRANT AND THE WARRANT STOCK ARE SUBJECT TO THE TERMS AND CONDITIONS OF SUCH AGREEMENT.

                            WARRANT NO. ____________

     TANGIBLE  ASSET  GALLERIES,  INC.
     (INCORPORATED  UNDER  THE  LAWS  OF  THE  STATE  OF  NEVADA)

     WARRANT

_____________ Shares                                               April 3, 2002

     FOR VALUE RECEIVED, TANGIBLE ASSET GALLERIES, INC., a Nevada corporation (the "Company"), hereby certifies that (INSERT NAME OF HOLDER) (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company up to (INSERT NUMBER) (_______) SHARES OF COMMON STOCK ("Common Stock"), $.001 par value, of the Company ("Common Shares") at an exercise price per Common Share equal to the amount set forth opposite the number of Common Shares subject to such exercise in the Table of Exercise Prices below, during the period commencing April 3, 2002 and expiring at 5:00 P.M., New York City time, on April 3, 2007 (5 years from the date of issuance) . For each number of Common Shares the exercise price in the Table of Exercise Prices is the "Exercise Price".

     The number of Common Shares to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The Common Shares deliverable upon such exercise, or the entitlement thereto upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock." The warrants issued on the same date hereof bearing the same terms and conditions as this Warrant shall be collectively referred to as the "Warrants."

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

1.   EXERCISE  OF  WARRANT.

     1.1 By Payment of Cash. This Warrant may be exercised by its presentation and surrender to the Company at its principal office (or such office or agency of the Company as it may designate in writing to the Holder hereof), commencing on April 3, 2002 and expiring at 5:00 P.M., New York City time, on April 3, 2007 (5 years from the date of issuance), with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check or by wire transfer, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form and in accordance with the Table of Exercise Prices as follows:

                            TABLE OF EXERCISE PRICES

NUMBER OF COMMON SHARES EXERCISE PRICE PER COMMON SHARE

One  third  of  all  the  Common  Shares  covered  by  this  Warrant     $0.10
One  third  of  all  the  Common  Shares  covered  by  this  Warrant     $0.15
One  third  of  all  the  Common  Shares  covered  by  this  Warrant     $0.20

     The Company agrees that the Holder hereof shall be deemed the record owner of such Common Shares as of the close of business on the date on which this Warrant shall have been presented and payment made for such Common Shares as aforesaid whether or not the Company or its transfer agent is open for business. Certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding 15 days, after the rights represented by this Warrant shall have been so exercised. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the shares purchasable hereunder.

1.2 Cashless Exercise. In lieu of the payment methods set forth in Section 1.1 above, the Holder may elect to exchange all or some of this Warrant for the Common Shares equal to the value of the amount of this Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 1.2, the Holder shall tender to the Company this Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of this Warrant, and the Company shall issue to the Holder the number of Common Shares computed using the following formula:


                                 X =     Y (A-B)
                                          A

Where:  X = The  number  of  Common  Shares  to  be  issued to the Holder.
        Y = The number of Common Shares purchasable under the amount of this Warrant being exchanged (as adjusted to the date of such calculation).
        A = The  Market  Price  of  one  Common  Share.
        B = The  Exercise Price (as adjusted to the date of such calculation).


     The Warrant exchange shall take place on the date specified in the notice or if the date the notice is received by the Company is later than the date specified in the notice, on the date the notice is received by the Company.

     As used herein in the phrase "Market Price" at any date shall be deemed to be the last reported sale price of the Company's common stock, or, in the case no such reported sale takes place on such day, the average of the last reported sales prices for the last 5 trading days, in either case as officially reported by the principal securities exchange on which the Company's common stock is listed or admitted to trading, or, if the Company's common stock is not listed or admitted to trading on any national securities exchange, the average closing bid price on the NASDAQ Over the Counter Market ("NASDAQ") or similar organization if NASDAQ is no longer reporting such information, or if the Company's common stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

1.3  "Easy Sale" Exercise. In lieu of the payment methods set forth in Section
1.1 above, when permitted by law and applicable regulations (including rules of NASDAQ and National Association of Securities Dealers (the "NASD")), the Holder may pay the aggregate Exercise Price (the "Exercise Amount") through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the NASD (an "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the shares so purchased to pay the Exercise Amount and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares to forward the Exercise Amount directly to the Company.

2.   COVENANTS BY THE COMPANY. The Company covenants and agrees as follows:

2.1 Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company shall, at all times, reserve and keep available out of its authorized capital stock, solely for the purposes of issuance upon exercise of this Warrant, such number of its Common Shares as shall be issuable upon the exercise of this Warrant; and if at any time the number of authorized Common Shares shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose; the Company shall have analogous obligations with respect to any other securities or property issuable upon exercise of this Warrant.

2.2 Valid Issuance, etc. All Common Shares which may be issued upon exercise of the rights represented by this Warrant included herein will be, upon payment thereof, validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

2.3 Taxes. All original issue taxes payable in respect of the issuance of Common Shares upon the exercise of the rights represented by this Warrant shall be borne by the Company, but in no event shall the Company be responsible or liable for income taxes or transfer taxes upon the issuance or transfer of this Warrant or the Warrant Stock.

2.4 Fractional Shares. The Company shall not be required to issue certificates representing fractions of Common Shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.

3. EXCHANGE OR ASSIGNMENT OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of Common Shares purchasable hereunder. Subject to the provisions of this Warrant and the receipt by the Company of any required representations and agreements, upon surrender of this Warrant to the Company with the Warrant Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without additional charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. In the event of a partial assignment of this Warrant, the new Warrants issued to the assignee and the Holder shall make reference to the aggregate number of shares of Warrant Stock issuable upon exercise of this Warrant.

4. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

5.   ADJUSTMENT  OF  EXERCISE  PRICE.

5.1 Common Stock Dividends; Common Stock Splits; Reclassification. If the Company, at any time while this Warrant is outstanding, (a) shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares (or combine the outstanding shares of Common Stock into a smaller number of shares) or (c) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, then (i) the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event and (ii) the number of shares of the Warrant Stock shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such event. Any adjustment made pursuant to this Section 5.1 shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution or, in the case of a subdivision or re-classification, shall become effective immediately after the effective date thereof.

5.2. Rights; Options; Warrants or Other Securities. If the Company, at any time while this Warrant is outstanding, shall fix a record date for the issuance of rights, options, warrants or other securities to all the holders of its Common Stock entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire shares of Common Stock for no consideration or at a price per share less than the Exercise Price, the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of shares of Common Stock which the aggregate consideration received by the Company would purchase at the Exercise Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance date plus the number of additional shares of Common Stock offered for subscription, purchase, conversion, exchange or acquisition, as the case may be. Such adjustment shall be made whenever such rights, options, warrants or other securities are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options, warrants or other securities.

5.3 Subscription Rights. If the Company, at any time while this Warrant is outstanding, shall fix a record date for the distribution to holders of its Common Stock evidence of its indebtedness or assets or rights, options, warrants or other security entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire any security (excluding those referred to in Sections 5.1 and 5.2 above), then in each such case the Exercise Price at which this Warrant shall thereafter be exercisable shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the per-share Market Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith, and the denominator of which shall be the Exercise Price as of such record date; provided, however, that in the event of a distribution exceeding 10% of the net assets of the Company, such fair market value shall be determined by an appraiser selected in good faith by the registered owners of a majority of the Warrant Stock then outstanding; and provided, further, that the Company, after receipt of the determination by such appraiser shall have the right to select in good faith an additional appraiser meeting the same qualifications, in which case the fair market value shall be equal to the average of the determinations by each such appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

5.4 Rounding. All calculations under this Section 5 shall be made to the nearest cent or the nearest l/l00th of a share, as the case may be.

5.5 Notice of Adjustment. Whenever the Exercise Price is adjusted pursuant to this Section 5 the Company shall promptly deliver to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such notice shall be signed by the chairman, president or chief financial officer of the Company.

5.6 Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock by the Company.

5.7 Change of Control; Compulsory Share Exchange. In case of (A) any Change of Control Transaction (as defined below) or (B) any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (each, an "Event"), lawful provision shall be made so that the Holder shall have the right thereafter to exercise this Warrant for shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Event, and the Holder shall be entitled upon such Event to receive such amount of shares of stock and other securities, cash or property as the shares of the Common Stock of the Company into which this Warrant could have been exercised immediately prior to such Event (without taking into account any limitations or restrictions on the exercisability of this Warrant) would have been entitled; provided, however, that in the case of a transaction specified in (A), above, in which holders of the Company's Common Stock receive cash, the Holder shall have the right to exercise the Warrant for such number of shares of the surviving company equal to the amount of cash into which this Warrant is then exercisable, divided by the fair market value of the shares of the surviving company on the effective date of such Event. The terms of any such Event shall include such terms so as to continue to give to the Holder the right to receive the securities, cash or property set forth in this
Section 5.7 upon any exercise or redemption following such Event, and, in the case of an Event specified in (A), above, the successor corporation or other entity (if other than the Company) resulting from such reorganization, merger or consolidation, or the person acquiring the properties and assets, or such other controlling corporation or entity as may be appropriate, shall expressly assume the obligation to deliver the securities or other assets which the Holder is entitled to receive hereunder. The provisions of this Section 5.7 shall similarly apply to successive Events. "Change of Control Transaction" means the occurrence of any of (i) any acquisition or series of related acquisitions by an individual or legal entity or "group" (as described in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of in excess of 50% of the voting power of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by directors designated by Stanford Venture Capital Holdings, Inc. ("Stanford"), or their duly elected successors who are directors immediately prior to such transaction(s), in one or a series of related transactions, (iii) the merger or consolidation of the Company with or into another entity, unless the holders of the Company's securities immediately prior to such transaction or series of transactions continue to hold at least

50% of such securities following such transaction or series of transactions,
(iv) a sale, conveyance, lease, transfer or disposition of all or substantially all of the assets of the Company in one or a series of related transactions or
(v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i),
(ii), (iii) or (iv).

5.8 Issuance's Below Exercise Price. If the Company, at any time while this
Warrant  is  outstanding:

(i)  issues  or  sells,  or  is  deemed  to have issued or sold, any Common
Stock;

(ii) in any manner grants, issues or sells any rights, options, warrants, options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (other than any Excluded Securities (as defined below)) (such rights, options or warrants being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"); or

(iii) in any manner issues or sells any Convertible Securities; for (a) with respect to paragraph (i) above, a price per share, or (b) with respect to paragraphs (ii) or (iii) above, a price per share for which Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is, less than the Exercise Price in effect immediately prior to such issuance or sale, then, immediately after such issuance, sale or grant, the Exercise Price shall be reduced to the amount determined by dividing (1) the sum of (x) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, plus (y) the consideration, if any, received or deemed to have been received by the Company upon such issue or sale, by (2) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. No modification of the issuance terms shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Options or Convertible Securities. If there is a change at any time in (i) the exercise price provided for in any Options, (ii) the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then immediately after such change the Exercise Price shall be adjusted to Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed exercise price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

"Common Stock Deemed Outstanding" means, at any given time, the sum of the number of shares of Common Stock actually outstanding at such time plus the number of shares of Common Stock issuable upon the exercise of all options, rights and warrants and the conversion or exchange of convertible or exchangeable securities outstanding at such time, whether or not such options, rights, or warrants, or convertible or exchangeable securities are actually exercisable, convertible or exchangeable at such time.

"Excluded Securities" means (i) options to be granted pursuant to a stock option plan approved by Stanford; (ii) shares of Common Stock issued upon conversion or exercise of warrants, options or other securities convertible into Common Stock which have been specifically disclosed to Stanford in the Securities Purchase Agreement dated as of even date herewith between the Company and Stanford, or
(iii) shares of Common Stock or securities convertible into or exercisable for shares of Common Stock issued or deemed to be issued by the Company in connection with a strategic acquisition by the Company of the assets or business, or division thereof, of another entity which acquisition has been approved by Stanford in writing.

5.9 Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 5.8, the following shall be applicable:

(i) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities listed or quoted on a national securities exchange or national quotation system, in which case the amount of consideration received by the Company will be the arithmetic average of the closing sale price of such security for the five (5) consecutive trading days immediately preceding the date of receipt thereof. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the registered owners of a majority of the Warrant Stock then outstanding. If such parties are unable to reach agreement within 10 days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within 48 hours of the 10th day following the Valuation Event by an appraiser selected in good faith by the Company and agreed upon in good faith by the registered owners of a majority of the Warrant Stock then outstanding. The determination of such appraiser shall be binding upon all parties absent manifest error.

(ii) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.001.

(iii) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or
(b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(iv) Other Events. If any event occurs that would adversely affect the rights of the Holder of this Warrant but is not expressly provided for by this Section 5 (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Holder; provided, however, that no such adjustment will increase the Exercise Price.

5.10 Notice  of  Certain  Events.  If:

(i) the Company shall declare a dividend (or any other distribution) on its Common Stock;

(ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock;

(iii) the Company shall authorize the granting to the holders of all of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights;

(iv) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be delivered to the Holder, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (a) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (b) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Nothing herein shall prohibit the Holder from exercising this Warrant during the 30-day period commencing on the date of such notice.

5.11 Increase in Exercise Price. In no event shall any provision in this Section 5 cause the Exercise Price to be greater than the Exercise Price on the date of issuance of this Warrant, except for a combination of the outstanding shares of Common Stock into a smaller number of shares as referenced in Section 5.1 above.

6.   RESTRICTIONS  ON  EXERCISE.

6.1 Investment Intent. Unless, prior to the exercise of the Warrant, the issuance of the Warrant Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the notice of exercise shall be accompanied by a representation of the Holder to the Company to the effect that such shares are being acquired for investment and not with a view to the distribution thereof, and such other representations and documentation as may be required by the Company, unless in the opinion of counsel to the Company such representations or other documentation are not necessary to comply with the Act.

7. RESTRICTIONS  ON  TRANSFER.

7.1 Transfer to Comply with the Securities Act of 1933. Neither this Warrant nor any Warrant Stock may be sold, assigned, transferred or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel satisfactory to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this
Section 7 with respect to any resale, assignment, transfer or other disposition of such securities; (2) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale, assignment, transfer or disposition; or (3) to any "affiliate" (as such term is used in Rule 144 promulgated pursuant to the Act) of the Holder.

7.2 Legend. Subject to the terms hereof, upon exercise of this Warrant and the issuance of the Warrant Stock, all certificates representing such Warrant Stock shall bear on the face or reverse thereof substantially the following legend:

"The securities which are represented by this certificate have not been registered under the Securities Act of 1933, and may not be sold, transferred, hypothecated or otherwise disposed of until a registration statement with respect thereto is declared effective under such act, or the Company receives an opinion of counsel for the Company that an exemption from the registration requirements of such act is available."

8. LOST, STOLEN OR DESTROYED WARRANTS. In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed and provides
(a) a letter, in form satisfactory to the Company, to the effect that it will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) an indemnity bond in such amount as is reasonably required by the Company, the Company having the option of electing either (a) or (b) or both, the Company may, in its sole discretion, accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 1 hereof.

9. SUBSEQUENT HOLDERS. Every Holder hereof, by accepting the same, agrees with any subsequent Holder hereof and with the Company that this Warrant and all rights hereunder are issued and shall be held subject to all of the terms, conditions, limitations and provisions set forth in this Warrant, and further agrees that the Company and its transfer agent, if any, may deem and treat the registered holder of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

10. NOTICES. All notices required hereunder shall be given by first-class mail, postage prepaid, or overnight mail or courier and, if given by the Holder addressed to the Company at 3444 Via Lido, Newport Beach, California 92663, or such other address as the Company may designate in writing to the Holder; and if given by the Company, addressed to the Holder at the address of the Holder shown on the books of the Company.

11. APPLICABLE LAW. This Warrant is issued under, and shall for all purposes be governed by and construed in accordance with, the laws of the State of Florida, excluding choice of law principles thereof.

                        (SIGNATURE ON THE FOLLOWING PAGE)

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

     TANGIBLE ASSET GALLERIES, INC.


     By:  /s/ Silvano DiGenova
        ---------------------------------------
        Name: Silvano DiGenova
        Title: Chief Executive Officer



     TANGIBLE  ASSET  GALLERIES,  INC.

     WARRANT  EXERCISE  FORM


     The undersigned hereby irrevocably elects to exercise the Warrant dated April 3, 2002 to the extent of purchasing shares of Common Stock of Tangible Asset Galleries, Inc. The undersigned hereby makes a payment of $ in payment therefor.


-----------------------------
Name of Holder


-----------------------------
Signature  of  Holder
or Authorized  Representative


-----------------------------
Signature, if jointly held


-----------------------------
Name and Title of Authorized
Representative


-----------------------------

-----------------------------
Address  of  Holder


-----------------------------
Date

                         WARRANT ASSIGNMENT AND JOINDER

     Reference is made to that certain Warrant, dated as of April 3, 2002 (the "Warrant"), to purchase in the aggregate _______________ shares of the common stock, $.001 par value per share ("Common Stock"), of Tangible Assets Galleries, Inc., a Nevada corporation (the "Company"). Capitalized terms not defined herein shall have the meaning given to them in the Securities Purchase Agreement, dated as of April 3, 2002, by and among the Company and Stanford Venture Capital Holdings, Inc., a Delaware corporation ("Stanford"), and Silvano DiGenova.

     Now therefore, for value received, Stanford, hereby sells, assigns and transfers unto the ______________ ("Assignee") the right to purchase __________________ shares of Common Stock represented by the Warrant ("Warrant Shares") with an exercise price of ____ per share.

     By execution and delivery of this Warrant Assignment and Joinder, Assignee, as successor to Stanford with respect of the Warrant Shares (i) will be deemed to be a party to the Warrant, the Shareholders Agreement and the Registration Rights Agreement, incorporated by this reference as though fully set forth herein, (ii) authorizes this Warrant Assignment and Joinder to be attached to the Warrant, and (iii) represents and warrants that Assignee is an Accredited Investor.

     Assignee, as successor to Stanford with respect to the Warrant Shares, will have all rights, and shall observe all the obligations, applicable to a "Holder" as set forth in the Warrant, an "Investor" as set forth in the Registration Rights Agreement and a "Shareholder" as set forth in the Shareholders Agreement, as though such Assignee had executed the Warrant, the Shareholders Agreement and the Registration Rights Agreement as an initial Holder or Investor thereunder, and confirms his obligations under the Warrant, the Shareholders Agreement and the Registration Rights Agreement.


Date:  __________,  200__

"Company"     "Holder"

Tangible  Asset  Galleries,  Inc.


By:_________________________     ____________________________
Name:     By:

Title:     Title:
     "Assignee"

                                    EXHIBIT C

                           CERTIFICATE OF AMENDMENT OF
                            ARTICLES OF INCORPORATION
                                       OF
                         TANGIBLE ASSET GALLERIES, INC.
                            (After Issuance of Stock)

     We, the undersigned, President and Secretary, respectively, of Tangible
Asset  Galleries,  Inc.,  a  Nevada  corporation,  do  hereby  certify:

     1. That the Board of Directors of said corporation, as of March 27, 2002, unanimously adopted a resolution to amend the articles as follows: Article Fourth of the Articles of Incorporation of this corporation, originally filed on August 30, 1995, is hereby amended to read in its entirety as follows:

                                   ----

"4. A. This corporation is authorized to issue two classes of shares of $0.001 par value capital stock, which classes shall be designated "Common Stock" and "Preferred Stock," respectively. The corporation shall have the authority to issue a total of 250,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock.

     B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of this corporation is expressly authorized to provide for the issue of all or any of the shares of Preferred Stock in one or more series, and to fix the designation and number of shares and to determine or alter for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as may be permitted by the Nevada Revised Statues. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. If the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolutions originally fixing the number of shares of such series." ----

2. The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 41,211,463; that the said changes and amendment have been consented to and approved by a majority all of the stockholders of each class of stock outstanding and entitled to vote thereon.




--------------------------------               ---------------------------------
Michael  R.  Haynes                            Silvano  DiGenova
President                                      Secretary

                                    EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of April 3, 2002, is made by and among Tangible Asset Galleries, Inc., a Nevada corporation (the "Company"), and holders (the "Investors") of the Company's Series B $1.00 Convertible Preferred Stock, Series C $100 Redeemable Convertible Preferred Stock and Warrants issued pursuant to that certain Securities Purchase Agreement by and between the Company and such holders dated as of even date herewith and named in EXHIBIT A hereto (the "Securities Purchase Agreement").

     WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investors are acquiring from the Company, pursuant to the Securities Purchase Agreement (capitalized terms not defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement), shares of the Series B Preferred Stock and Series C Preferred Stock and the Warrants; and

     WHEREAS, the Company desires to grant to the Investors the registration rights set forth herein with respect to the shares (the "Conversion Shares") of Common Stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock, shares (the "Warrant Shares") of Common Stock issuable upon exercise of the Warrants and shares (the "Default Warrant Shares") of Common Stock issuable upon the exercise of the warrants issuable in the event of a registration default pursuant to Section 3(e) (all the shares of the Series B Preferred Stock and Series C Preferred Stock, the Conversion Shares, the Warrant Shares and the Default Warrant Shares collectively and interchangeably, the "Securities").

     NOW, THEREFORE, the parties hereto mutually agree as follows:

Section 1. Certain Definitions. As used herein the term "Registrable Security" means the Conversion Shares, Warrant Shares, and Default Warrant Shares, until
(i) the Registration Statement (as defined below) has been declared effective by the Securities and Exchange Commission (the "Commission"), and all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 ("Rule 144") (or any similar provision then in force) under the Securities Act of 1933, as amended (the "Securities Act") are met, or
(iii) such time as, in the opinion of counsel to the Company reasonably satisfactory to the Investors and upon delivery to the Investors of such executed opinion, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144 (or any similar provision then in effect). In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement. As used herein the term "Holder" means any Person owning or having the right to acquire Registrable Shares or any assignee thereof in accordance with Section 9 hereof. As used herein "Trading Day" shall mean any business day on which the market on which the Common Stock trades is open for business.

Section 2. Restrictions on Transfer. Each of the Investors acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144. Each of the Investors understands that no disposition or transfer of the Securities may be made by any of the Investors in the absence of (i) an opinion of counsel to such Investor, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.

     With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the Commission that may at any time permit the holders of the Securities to sell securities of the Company to the public pursuant to Rule 144, the Company agrees to:

     (a) comply with the provisions of paragraph (c)(1) of Rule 144;

     (b) file with the Commission in a timely manner all reports and other documents required to be filed with the Commission pursuant to Section 13 or 15(d) under the Exchange Act by companies subject to either of such sections, irrespective of whether the Company is then subject to such reporting requirements; and

     (c) Upon request by any Holder or the Company's transfer agent, the Company shall provide an opinion of counsel, which opinion shall be reasonably acceptable to the Holder and/or the Company's transfer agent, that the such Holder has complied with the applicable conditions of Rule 144 (or any similar provision then in force).

Section 3. Registration Rights With Respect to the Registrable Securities.

     (a) The Company agrees that it will prepare and file with the Commission,
(i) within 180 calendar days from the first Closing Date, a registration statement (on Form S-1 or SB-2, or other appropriate registration statement form) under the Securities Act (the "Registration Statement"), and (ii) if at least 20% of the Registrable Securities covered under the Registration Statement filed under (i) remain unsold during the effective period of such Registration Statement, then within 20 days following receipt of a written notice from the holders representing a majority of such unsold Registrable Securities, another Registration Statement, at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Holders, so as to permit a resale of the Securities under the Act by the Holders as selling stockholders and not as underwriters.

     The Company shall use diligent best efforts to cause the Registration Statement to become effective as soon as practical following the filing of the Registration Statement. The number of shares designated in the Registration Statement to be registered shall include 150% of the Warrant Shares, 150% of the Default Warrant Shares, if any, and 150% of the Conversion Shares and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify the Holders and its transfer agent of the effectiveness of the Registration Statement within 1 Trading Day of such event.

     (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 effective under the Securities Act until the earlier of (i) the date that none of the Registrable Securities covered by such Registration Statement are or may become issued and outstanding, (ii) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement, (iii) the date all the Holders receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holders, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) 3 years from the Effective Date.

     (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Company shall also reimburse the fees and expenses of counsel to the Holders incurred in connection with such counsel's review of the Registration Statement and advice concerning the Registration Statement and its filing subject to a cap of $10,000. The Holders shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered . The Holders and their counsel shall have a reasonable period, not to exceed 10 Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Holders with copies of any comment letters received from the Commission with respect thereto within 2 Trading Days of receipt thereof. The Company shall qualify any of the securities for sale in such states as the Holders reasonably designate and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the Holders, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply each of the Investors with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by any of the Investors.

     (d) The Company shall not be required by this Section 3 to include the Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holders and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holders and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities," as defined in Rule 144.

     (e) In the event that (i) the Registration Statement is not filed by the Company in a timely manner as set forth in Section 3(a); or (ii) such Registration Statement is not maintained as effective by the Company for the period set forth in Section 3(b) above (each a "Registration Default"), then the Company will issue to each of the Holders, for each Registration Default then in effect, as liquidated damages and not as a penalty, for every three-month period in which each Registration Default is occurring, warrants to purchase one (1) share of the Common Stock ("Default Warrants") for each share of Series B Preferred Stock and Series C Preferred Stock issued to the Holders pursuant to the Securities Purchase Agreement until such corresponding Registration Default no longer exists ("Liquidated Damages"); provided, however, that the issuance of such Default Warrants shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Section.

     If the Company does not issue the Default Warrants to the Holders as set forth above, the Company will pay any Holder's reasonable costs of any action in a court of law to cause compliance with this Section 3(e), including reasonable attorneys' fees, in addition to the Default Warrants. The registration of the Registrable Securities pursuant to this Section shall not affect or limit a Holder's other rights or remedies as set forth in this Agreement.

     (f) The Company shall be precluded from including in any registration statement which it is required to file pursuant to this Section 3 any other securities apart from the Registrable Securities, except for the securities listed on EXHIBIT B hereto and those securities related to any qualified stock option plan approved by the Board of Directors of the Company, without the prior written consent of the Holders.

     (g) If, at any time any Registrable Securities are not at the time covered by any effective Registration Statement, the Company shall determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its shares of the Common Stock (other than in connection with a merger or other business combination transaction that has been consented to in writing by holders of the Series B Preferred Stock, or pursuant to Form S-8 when such filing has been consented to in writing by holders of the Series B Preferred Stock), it shall send to each Holder written notice of such determination and, if within 20 days after receipt of such notice, such Holder shall so request in writing, the Company shall its best efforts to include in such registration statement all or any part of the Registrable Securities that such Holder requests to be registered. Notwithstanding the foregoing, if, in connection with any offering involving an underwriting of the Common Stock to by issued by the Company, the managing underwriter shall impose a limitation on the number of shares of the Common Stock included in any such registration statement because, in such underwriter's judgment, such limitation is necessary based on market conditions: (a) if the registration statement is for a public offering of common stock on a "firm commitment" basis with gross proceeds to the Company of at least $15,000,000 (a "Qualified Public Offering"), the Company may exclude, to the extent so advised by the underwriters, the Registrable Securities from the underwriting; provided, however, that if the underwriters do not entirely exclude the Registrable Securities from such Qualified Public Offering, the Company shall be obligated to include in such registration statement, with respect to the requesting Holder, only an amount of Registrable Securities equal to the product of (i) the number of Registrable Securities that remain available for registration after the underwriter's cutback and (ii) such Holder's percentage of ownership of all the Registrable Securities then outstanding (on an as-converted basis) (the "Registrable Percentage"); and (b) if the registration statement is not for a Qualified Public Offering, the Company shall be obligated to include in such registration statement, with respect to the requesting Holder, only an amount of Registrable Securities equal to the product of (i) the number of Registrable Securities that remain available for registration after the underwriter's cutback and (ii) such Holder's Registrable Percentage; provided, however, that the aggregate value of the Registrable Securities to be included in such registration may not be so reduced to less than 20% of the total value of all securities included in such registration. If any Holder disapproves of the terms of any underwriting referred to in this paragraph, it may elect to withdraw therefrom by written notice to the Company and the underwriter. No incidental right under this paragraph shall be construed to limit any registration required under the other provisions of this Agreement.

Section 4. Cooperation with Company. Each Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding such Holder and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate any Holder to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Registrable Securities which the Commission will permit to be registered without naming any Holder as underwriters. Any delay or delays caused by a Holder by failure to cooperate as required hereunder shall not constitute a Registration

Default as to such Holder.

Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Holders' assistance and cooperation as reasonably required with respect to each Registration Statement:

     (a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement whenever any of the Holder shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of Registrable Securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (b) (i) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Holders as required by Section 3(c) and reflect in such documents all such comments as the Holders (and their counsel) reasonably may propose; (ii) furnish to each of the Holders such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as any of the Holders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder; and (iii) provide to the Holders copies of any comments and communications from the Commission relating to the Registration Statement, if lawful to do so;

     (c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as any of the Holders shall reasonably request (subject to the limitations set forth in Section 3(c) above), and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by such Holder;

     (d) list such Registrable Securities on the markets where the Common Stock of the Company is listed as of the Effective Date, if the listing of such Registrable Securities is then permitted under the rules of such markets;

     (e) notify the Holders at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as reasonably possible and during such period, the Holders shall not make any sales of Registrable Securities pursuant to the Registration Statement;

     (f) after becoming aware of such event, notify each of the Holders who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

     (g) cooperate with the Holders to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as any of the Holders reasonably may request and registered in such names as any of the Holders may request; and, within 3 Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

     (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holders of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

     (i) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment; and

     (j) maintain a transfer agent and registrar for the Common Stock.

Section 6. Indemnification.

     (a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless each of the Holders, each person, if any, who controls any of the Holders within the meaning of the Securities Act, and each director, officer, shareholder, employee, agent, representative, accountant or attorney of the foregoing (each of such indemnified parties, a "Distributing Investor") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor, its counsel, or affiliates, specifically for use in the preparation thereof or (ii) by such Distributing Investor's failure to deliver to the purchaser a copy of the most recent prospectus (including any amendments or supplements thereto). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) To the maximum extent permitted by law, each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, its counsel or affiliates, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Investor may otherwise have under this Agreement. Notwithstanding anything to the contrary herein, the Distributing Investor shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties shall have the right to employ one or more separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any interpleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party.

All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within 10 Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

Section 7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Notwithstanding any other provision of this Section 7, in no event shall
(i) any of the Distributing Investors be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the proceeds received by such Distributing Investor from the sale of such Distributing Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (ii) any underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to such Registration Statement.

Section 8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth on EXHIBIT A hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. Any party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

Section 9. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The registration rights granted to any Holder under this Agreement may be transferred as set forth below (provided (1) the transferee is bound by the terms of this Agreement and (2) the Company is given written notice prior to such transfer) to: (i) any partner or affiliate of such Holder; (ii) in the case of an individual, any member of the immediate family of such individual or any trust for the benefit of the individual or any such family member or members; or
(iii) any other transferee which receives substantially all of the Registrable Securities (or the rights thereto) held by such Holder.

Section 10. Additional Covenants of the Company. For so long as it shall be required to maintain the effectiveness of the Registration Statement, it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of the applicable form.

Section 11. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

Section 12. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any other remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

Section 13. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

Section 14. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made in Florida by persons domiciled in Miami and without regard to its principles of conflicts of laws. The Company and the Holders agree to submit themselves to the in personam jurisdiction of the state and federal courts situated within the Southern District of the State of Florida with regard to any controversy arising out of or relating to this Agreement. The non-prevailing party to any dispute hereunder shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with any such dispute.

Section 16. Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, (A) changes in or additions to this Agreement may be made, (B)compliance with any covenant or provision herein set forth may be omitted or waived, or (C) approval or consent by the Holders may be obtained, only if the Company receives consent thereto in writing from persons holding or having the right to acquire a majority of the Registrable Shares at the time such consent is given.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                [SIGNATURE PAGE OF REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on this 3rd day of April, 2002.

                                          TANGIBLE ASSET GALLERIES, INC.


                                          By:
                                             -----------------------------------
                                             Silvano DiGenova, Chairman & CEO

INVESTORS:

STANFORD VENTURE CAPITAL HOLDINGS, INC.


          By:_______________________________________
          Name:
          Title:



-----------------------------------------
Silvano DiGenova, an individual


-----------------------------------------
Daniel T. Bogar, an individual


-----------------------------------------
William R. Fusselmann, an individual


-----------------------------------------
Osvaldo Pi, an individual


-----------------------------------------
Ronald M. Stein, an individual

                                    EXHIBIT E

                         TANGIBLE ASSET GALLERIES, INC.

                             SHAREHOLDERS' AGREEMENT


     THIS SHAREHOLDERS' AGREEMENT (this "Agreement"), is made and entered into as of April 3, 2002 by and among Silvano DiGenova, an individual residing at 32001 Pacific Coast Highway, Laguna Beach, California 92651 ("DiGenova"), and Stanford Venture Capital Holdings, Inc., a Delaware corporation ("Stanford") (DiGenova and Stanford hereinafter referred to individually as "Shareholder" or collectively as "Shareholders"), and Tangible Asset Galleries, Inc. , a Nevada corporation (the "Corporation").

                              W I T N E S S E T H :

     WHEREAS, DiGenova is the owner and holder of 15,486,000 shares of $0.001 common stock in the Corporation (the "Common Stock"), 400,000 shares of
Series B
$1.00 Convertible Preferred Stock each share of which entitles the holder thereof to ten votes on all matters presented to the shareholders of the Corporation (the "Series B Preferred Stock"), 7,000 shares of Series C
$100
Redeemable Convertible Preferred Stock (the "Series C Preferred Stock") each share of which entitles to the holder thereof to four hundred fifty four votes per share and warrants to acquire an aggregate of 4,000,000shares of the Common Stock;

     WHEREAS, Stanford is the owner and holder of 3,000,000 shares of the Series B Preferred Stock (for purposes of this Agreement, all shares of the Common Stock, Series B Preferred Stock, Series C Preferred Stock, or other capital stock of the Corporation, warrants, options, and other rights to acquire additional capital stock of the Corporation, and the capital stock of the Corporation issued or issuable upon the conversion or the exercise of any of the foregoing, held by a Shareholder or otherwise entitled to by such Shareholder shall be referred to collectively and interchangeably as the "Covered Securities"); and

     WHEREAS,  the  parties  desire  to:

     (a) state and define their rights, interests and obligations among each other, all as more particularly set forth and provided hereinafter, and

     (b) make provisions for the management, conduct and control of the business operations of the Corporation, all as more particularly set forth and provided hereinafter.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration herein, it is agreed as follows:


1.     RESTRICTIONS ON TRANSFER OF STOCK

1.1     Consent  Prior  to  Sale:

1.1.1 DiGenova may not sell, assign, pledge, hypothecate or otherwise transfer or encumber (any of the foregoing acts, used either as a verb or noun, "Transfer"), in any manner or by any means whatever, any interest in all or part of the Covered Securities held by him, without first obtaining the written consent of Stanford, which consent may be withheld by Stanford in its sole and absolution discretion, except that starting from the second anniversary of the date hereof, all the Covered Securities held by DiGenova shall no longer be subject to the restriction in this Section 1.1.1.

1.1.2 Notwithstanding the foregoing, DiGenova may Transfer his Covered Securities during such two-year restriction period pursuant to the co-sale rights in Section 5 hereof where such sale is initiated by Stanford.

1.2 Ongoing Obligations: Notwithstanding any such consent, such Transfer shall in no manner relieve DiGenova of any of his ongoing obligations under this Agreement, if any, and any transferee shall accept such stock subject to all of the restrictions, terms and conditions of this Agreement as if such transferee were a party hereto and such transferee shall become a signatory hereof.

1.3 Registration of Securities: Each Shareholder acknowledges that the Covered Securities held by such Shareholder have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified or registered under any securities laws of any state and therefore, cannot be sold unless said securities are subsequently registered under the Securities Act or an exemption from such registration is available. Such Covered Securities may not be sold or transferred unless registered under the Securities Act or are entitled to exemption therefrom and any such sale or transfer is to be accompanied by an opinion of counsel to the Corporation to that effect. However, the Shareholders acknowledge that such securities are the subject of a Registration Rights Agreement executed as of the date hereof by and among the Shareholders and certain other parties.

1.4 Legends: Each certificate for the shares of stock of the Corporation now or hereafter issued shall bear the following legends:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AGREEMENT AMONG THE SHAREHOLDERS OF THE CORPORATION, DATED AS OF APRIL 3, 2002, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION."

     "THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE

OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION SHALL NO LONGER BE REQUIRED."

2.        VOTING

2.1 In General. Each Shareholder shall appear, or cause the record owner to of the Covered Securities which have voting rights (the "Voting Securities") to appear, in person, or by proxy, at any annual, special or adjourned meeting of the shareholders of the Corporation (or in connection with any written consent of the holders of Covered Securities)and vote, or cause to be voted, the Voting Securities owned by such Shareholder upon any matters so as to be consistent, and not in conflict, with the terms of this Agreement.

2.2 Vote with Respect to Corporation Option to Purchase Offered Shares. With respect to any vote on any question concerning the Corporation's election to exercise its option to purchase any Offered Shares (as defined hereafter) pursuant to Section 2.4, the Selling Shareholder (as defined hereafter) shall vote, or cause to be voted, such Selling Shareholder's Voting Securities as directed by the Remaining Shareholder (as defined hereafter) at such meeting and if such Selling Shareholder is a director at the time of such sale, shall abstain from voting as a director on such proposal if presented to the Board of Directors of the Corporation

2.3 Obligation to Vote Upon Death, Dissolution of Transfer as an Operation of Law. The legal representative of the estate of a Shareholder upon the death of such Shareholder or of a Shareholder upon the dissolution of such Shareholder or any transferee by operation of law, shall vote, or cause to be voted, on each matter requiring the vote of the Voting Securities owned by each, in the same manner as the Voting Securities owned by the other Shareholders.

2.4 Vote upon Occurrence of a Material Adverse Events. DiGenova shall vote his Voting Securities as directed by Stanford in all matters presented to the shareholders of the Corporation for a vote, including a vote to remove and replace the members of the Board of Directors, if there has occurred any of the following events (each a "Material Adverse Event"), and DiGenova shall continue to vote in such a manner until such time as the matter(s) or circumstance(s) or other actions or inactions creating the Material Adverse Event are cured and/or there is no existence of any Material Adverse Event:

2.4.1 Breach of any covenant, representation or warranty by the Corporation or DiGenova as contained in the Securities Purchase Agreement dated as of the even date herewith and the other Primary Documents as such term is defined in the Securities Purchase Agreement;

2.4.2 Dissolution, termination of existence, insolvency or business failure of the Corporation or any of its subsidiaries or the appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against the Corporation or any of its subsidiaries under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction;

2.4.3 The termination of employment of DiGenova with the Corporation for any reason whatsoever, unless a replacement satisfactory to Stanford at the sole discretion of Stanford is employed by the Corporation within ninety days of such termination;

2.4.4 Any default or event of default under any credit arrangement, facility or borrowing of the Corporation or any of its subsidiaries that continues to exist after the expiration of any applicable period to cure such default or event of default;

2.4.5 Any non-payment of federal, state or local income, excise or sales tax by the Corporation or any of its subsidiaries when due, as such date may be extended, or the date of such payment otherwise permitted or allowed to be extended by rule, regulation, adjudication or operation of law;

2.4.6 The non-payment of any key man insurance, in such benefit amounts and under policies as approved by the Board of Directors of the Corporation, pursuant to which the insured is DiGenova and the beneficiary is the Corporation; or

2.4.7 The material non-compliance by the Corporation with the Securities Act and/or the Securities Exchange Act of 1934, as amended.

In the event that DiGenova voluntarily terminates his employment with the Corporation or such employment is terminated for cause, the voting arrangement provided in this Section 2.4 shall remain effective until the third anniversary of such termination of employment. In the event that the Corporation terminates DiGenova's employment without cause, the voting arrangement provided in this

Section 2.4 shall remain effective until after 180 days following such termination of employment.

3.        BOARD  OF  DIRECTORS

3.1 Right to Nominate Directors. The Board of Directors of the Corporation shall consist of five directors. Each of the Shareholders shall have the right to nominate two of the members of the Board and the fifth nominee shall be mutually designated by the both of the Shareholders. If the Shareholders for any reason cannot agree on the candidacy of such fifth nominee, then Stanford shall have the right to designate a nominee of its choice. Any vacancy created due to the death, removal or resignation of a director nominated by one Shareholder may only be replaced with a nominee designated by such Shareholder (all the nominees designated pursuant to this Section 3.1 collectively, the "Shareholders' Nominees") in accordance with Nevada law.

3.2 Voting on Members of the Board of Directors. So long as this Agreement is in effect, each Shareholder agrees to vote such Shareholder's Voting Securities in favor of each of the Shareholders' Nominees to serve as members of the Board of Directors of the Corporation.

4.        RIGHT  OF  FIRST  REFUSAL

4.1 In General. Subject to the restrictions set forth in Section 1.1.1, in the event a Shareholder shall desire to sell any Covered Securities held by such Shareholder, such Shareholder may only sell all, or part, of such securities, in the following manner:

4.2 Notice to Sell: If any Shareholder shall desire to Transfer any of its Covered Securities then such Shareholder shall give written notice of the proposed transaction, by at least thirty days prior to the effective date of such proposed transaction (hereinafter referred to as a "Notice to Sell"), to the other Shareholder and to the Corporation, offering to sell to the other Shareholder, all, or part, of such Shareholder's Covered Securities (referred to as the "Selling Shareholder").

4.2.1 The Notice to Sell shall be in writing and shall include the number and kind of shares of Covered Securities which the Selling Shareholder desires to sell or otherwise dispose of (the "Offered Shares"), the name and address of any prospective third party desiring to purchase the Offered Shares or through the stock exchange where the Offered Shares would be sold (the third party name or the name of the exchange referred to as the "Transferee"), the terms of such sale or disposition, including the consideration offered, and a copy of any written agreement or other document setting forth the information herein required.

4.3 Notice of Acceptance: The non-selling shareholder (the "Remaining Shareholder") may exercise the option to purchase the Offered Shares by causing a written notice to be served upon the Selling Shareholder (hereinafter referred to as the "Notice of Acceptance") within fifteen days after the receipt of the Notice to Sell. The exercise of such option by such Remaining Shareholder shall be conditioned upon the Remaining Shareholder agreeing to hold the Offered Shares so acquired subject to the terms and conditions of this Agreement.

4.4 Purchase of Remaining Shares by Corporation: If the Remaining Shareholder for any reason shall fail or refuse to exercise the option to purchase all of the Offered Shares in accordance with Section 4.3, then the Corporation shall have the option in its sole discretion to purchase any or all of the Offered Shares not purchased by the Remaining Shareholder. Within thirty days of the giving of the Notice to Sell, the Remaining Shareholder and the Board of Directors of the Corporation shall cause the Board of Directors of the Corporation to vote on the exercise of said option, and by a resolution thereof and shall deliver a Notice of Acceptance, if applicable, within ten days after such meeting.

4.5 Failure to Exercise Options: If the Remaining Shareholder and the Corporation fail to exercise the option to purchase the Offered Shares, the Selling Shareholder may sell, encumber or otherwise dispose of the Offered Shares not purchased by the Remaining Shareholder or the Corporation to the prospective Transferee named in the Notice to Sell in strict accordance with the terms therein stated, at a price not less than, and on terms and conditions not more favorable to the Transferee than, are set forth in the Notice to Sell; provided that, if the Transferee is not a public stock exchange, the Transferee shall agree in writing, prior to such transfer, with the Company, the Remaining Shareholder and the Selling Shareholder, as may be applicable, to be bound by all the terms and provisions of this Agreement as though such transferee were an original signatory hereto.

4.6 Purchase Price: If the option to purchase the Offered Shares shall be made, the purchase price shall be that as offered by such third party, except that if the Transferee is an exchange, the purchase price shall be the closing bid price of the Offered Shares on such exchange on the date of the Notice to Sell.

4.7 Closing: The Notice of Acceptance shall, for the purpose of this Agreement, be a written notice delivered in person or by registered or certified mail, return receipt requested, to the Selling Shareholder; said notice shall specify a place for the closing, and an hour and a date not earlier than thirty days or later than sixty days after the sending of such Notice of Acceptance as the time for closing.

4.8 Payment of Debts: In the event that at the time of purchase, the Selling Shareholder shall be indebted to the Corporation for any sum whatsoever, the amount of each indebtedness shall be paid to the Corporation by the Selling Shareholder at closing, or in the event that the purchaser of the Offered Shares shall be the Corporation, then the amount of such indebtedness shall be deducted from the purchase price to be paid by the Corporation. In the event that the Corporation shall be indebted to the Selling Shareholder at the time of purchase, then the amount of such indebtedness shall be paid by the Corporation, in addition to the purchase price to be paid for the shares of stock of the Selling Shareholder.



5.        CO-SALE  RIGHTS

5.1 Tag-Along Rights. Upon receipt of the Notice to Sell, the Remaining Shareholder may, by giving written notice to the Selling Shareholder within fifteen days after the receipt of the Notice to Sell, require the Selling Shareholder to request that the proposed purchaser or transferee extend its offer to the Remaining Shareholder permitting the Remaining Shareholder to Transfer its Covered Securities in the same proportion and on the same terms and for the same type of consideration as the Covered Securities to be sold by the Selling Shareholder. If the proposed purchaser or transferee refuses to extend its offer to the Remaining Shareholder, unless the Remaining Shareholder consents in writing, the Selling Shareholder shall only be permitted to sell and accept such an offer by the proposed purchaser or transferee provided that the number of Covered Securities to be purchased from the Selling Shareholder is reduced on a pro-rata basis so as to permit the Remaining Shareholder to participate in such sale. The total amount of Covered Securities to be sold hereunder by each Shareholder shall be equal to (A) the total number amount of Covered Securities to be sold to the proposed purchaser or transferee and which such proposed purchaser or transferee is willing to purchase, multiplied by (B) a fraction, the numerator of which shall be equal to the total amount of Covered Securities to be sold by each Shareholder (the Selling Shareholder or the Remaining Shareholder, as applicable), and the denominator of which is equal to the total amount of CoveredSecurities that both the Shareholders desire to sell hereunder. The consideration shall be allocated between the Shareholders on a pro-rata basis in accordance with the amount of Covered Securities they are selling. If the Remaining Shareholder fails to deliver a written notice to the Selling Shareholder of its intention to participate in such sale within the time period prescribed herein, the Remaining Shareholder will be deemed to have waived its tag-along rights hereunder with respect to such Transfer. 5.2 Drag-Along Rights. Subject to the other restrictions in this Agreement, in the event a Selling Shareholder and/or the Corporation proposes to consummate a transaction or series of transactions with a third party (other than a an individual, corporation, partnership, association, trust or entity which is directly or indirectly controlled by, or under common control of the Selling Shareholder or a family member of the Selling Shareholder), which transaction or series of transactions results in such third party owning 50% or more of the Corporation's capital stock, the Selling Shareholder and/or the Corporation shall provide the Remaining Shareholder (it being understood that both Shareholders may the Remaining Shareholders in this instance) with written notice (the "Drag-Along Notice") of the date(s) of the proposed transaction(s) and all terms of such proposed transaction(s) by at least thirty days prior to the effective date of such proposed transaction(s). In such event, the Remaining Shareholder may, by giving written notice to the Selling Shareholders and/or the Corporation, as the case may be, within fifteen days after the receipt of a Drag-Along Notice, require the Selling Shareholder and/or the Corporation, as the case may be, to request that the proposed purchaser or transferee offer to purchase all of the Covered Securities of the Remaining Shareholder on the same terms and for the same type of consideration offered to the Selling Shareholder and/or the Corporation. If the proposed purchaser or transferee refuses to extend its offer to the Remaining Shareholder, unless the Remaining Shareholder consents in writing, the Selling Shareholder and/or the Corporation shall only be permitted to sell and accept such an offer by the proposed purchaser or transferee provided that the amount of capital stock to be purchased from the Selling Shareholder and/or the Corporation is reduced, on a pro-rata basis, if applicable, so as to permit the Remaining Shareholder to sell all of the Covered Securities owned by the Remaining Shareholder in such sale. The consideration shall be allocated between the Selling Shareholder and/or the Corporation, on the one side, and the Remaining Shareholder, on the other, on a pro rata basis, if applicable, in accordance with the amount of securities they are selling. If the Remaining Shareholder fails to deliver a written notice to the Selling Shareholder and/or the Corporation, as the case may be, of its intention to participate in such sale within the time period prescribed herein, the Remaining Shareholder will be deemed to have waived its drag-along rights hereunder with respect to such sale or transfer.

6.        DEATH  OR  DISSOLUTION  OF  A  SHAREHOLDER

6.1 In the event of the death or the dissolution of a Shareholder (the "Disappearing Shareholder"), the Corporation and/or the Shareholder surviving such death or dissolution, as applicable (the "Surviving Shareholder"), shall have the option to purchase, and the estate of the Disappearing Shareholder or the Disappearing Shareholder upon dissolution shall sell if such option is exercised, all of the Covered Securities owned by the Disappearing Shareholder. The Corporation and/or the Surviving Shareholder, severally or jointly, may elect to purchase the Disappearing Shareholder's Covered Securities, which purchase shall be made under the following terms and conditions:

6.2 Notice of Acceptance: The Surviving Shareholder and the Corporation shall provide a Notice of Acceptance in accordance with Sections 4.3 and 4.4, respectively.

6.3 Purchase Price: The purchase price to be paid for the Covered Securities of the Disappearing Shareholder, and the terms of payment thereof, shall be determined in accordance with the provisions of Section 6.5 of this Agreement.

6.4 Payment of Debts: In the event that, at the time of death or dissolution, the Disappearing Shareholder is indebted to the Corporation for any sum whatsoever, then the amount of such indebtedness shall be paid to the Corporation by the Disappearing Shareholder or the estate of the Disappearing Shareholder, or, in the event that the purchaser of the Covered Securities of the Disappearing Shareholder shall be the Corporation, then the amount of such indebtedness shall be deducted from the purchase price to be paid by the Corporation. In the event that the Corporation shall be indebted to the Disappearing Shareholder at the time of death or dissolution of the Disappearing Shareholder, then the amount of such indebtedness shall be paid by the Corporation, at the closing, in addition to the purchase price to be paid for the Covered Securities of the Disappearing Shareholder.

6.5 Valuation: For the purposes of valuation of Covered Securities offered or sold under Section 6 of this Agreement, the value of each share of the Common Stock shall be equal to the average of the closing sales prices of the Corporation's common stock, as reported on the Nasdaq Over the Counter Bulletin Board (or such other exchange on which the Company's common stock is then traded), for the five consecutive trading days prior to the date of the event requiring the need for such valuation. For the purpose of determining the valuation of the Series B Preferred Stock and/or the Series C Preferred Stock, the price shall be equal to the number of shares of the Common Stock such Series B Preferred Stock and/or Series C Preferred Stock would be convertible into at the time multiplied by the per-share price determined in accordance with the preceding sentence (minus any exercise price, if applicable, that would be paid at the time). The Shareholders and/or the Corporation shall mutually agree on the valuation of the warrants, options, and other rights to acquire additional capital stock of the Corporation that are offered or sold under Section 6 of this Agreement.

7.        MANNER  OF  PAYMENT  FOR  STOCK

7.1 Upon the Death or Dissolution of a Shareholder: The purchase price for the Covered Securities of a Disappearing Shareholder shall be paid in no more than three equal consecutive monthly installments after the closing.

7.2 Upon the Exercise of the Right of First Refusal: The purchase price of the Offered Shares from a Selling Shareholder pursuant to shall be paid as follows:

7.2.1 If sale is proposed to be completed through an exchange where the Offered Shares will be sold, the aggregate purchase price of the Offered Shares shall be paid by the Remaining Shareholder or the Corporation, as the case may be, in no more than twelve equal consecutive monthly installments at the valuation determined in accordance with Section 6.5.

7.2.2 If the Transferee is a third party, the aggregate purchase price of the Offered Shares shall be paid under the same terms as set forth in the Notice to Sell.

7.2.3 Notwithstanding anything herein to the contrary, in the event that the entire purchase price is not paid at closing, the Selling Shareholder shall have the option to elect any installment sales method which may be available under the Internal Revenue Code for the payment.

7.3 Evidence of Indebtedness: Any deferred portion of the purchase price payable in accordance with Sections 7.2.1 or 7.2.2 hereinabove, shall be evidenced by a promissory note which shall bear annual interest at (a) the prime rate as reported in The Wall Street Journal, for purchases in accordance with 7.2.1; or (b) the rate, if any, as included in the Notice to Sell. Such promissory note shall provide for acceleration of the entire remaining balance in the event of a default in the payment of any installment not cured within seven days after its due date. The maker shall have the right to prepay all or any of said notes in the inverse order of their maturity, with interest, but without premium or penalty.

7.4 Escrow: Until the receipt of the purchase price in full, the legal representative of the Disappearing Shareholder or the Selling Shareholder, as the case may be (hereinafter the "Seller"), shall deliver the certificates for such shares, together with a stock power executed in blank and an executed standard form general release (collectively the "Escrowed Property"), in favor of the Corporation and the Remaining Shareholder, to the attorney for the Corporation, as escrow agent ("Escrow Agent"), who shall hold all such certificates and the general release(s) in escrow until all of the unpaid balance has been received and collected by the Seller, at which time Escrow Agent shall deliver the Escrowed Property to the purchasers, as their interests may appear and have appropriate tax transfer stamps affixed thereto. The purchasers shall have all the rights of ownership during the time said stock is held in escrow and shall be entitled to vote said stock, and shall be entitled to receive any dividends or other emoluments so long as said purchasers are not in default under the terms of this Agreement.

7.5 Security for Payment of the Obligation: During the period in which all or any part of the purchase price remains unpaid, the Remaining Shareholder covenants and agrees to so vote the Remaining Shareholder's Voting Securities or to so act as Directors to effectuate the following, except where the consent, in writing, of the legal representative of the Disappearing Shareholder or the Selling Shareholder, whichever the case may be, has been obtained prior to taking such action:

7.5.1 The Corporation shall not declare any dividends, except as required by the certificate of designations of the preferred stock of the Corporation;

7.5.2 The Corporation shall not take any action except in the normal, regular and customary course of its business without first obtaining the consent, in writing, of the legal representative of the Disappearing Shareholder or the Selling Shareholder, whichever the case may be;

7.5.3 The Corporation shall not merge into any other corporation or have any corporation merge into it, shall not consolidate with any other person, firm or corporation and shall not sell its business or assets or purchase the assets or business of any person, firm or corporation without first obtaining the consent of the legal representative of the Disappearing Shareholder or the Selling Shareholder, whichever the case may be;

7.5.4 No change will be made in the Corporation's authorized or issued capital stock;

7.5.5 No mortgages, pledges, liens or other encumbrances will be made or placed against the property of the Corporation; and

7.5.6 The Corporation shall use its best efforts to preserve the Corporation's business organization intact and to preserve for the Corporation, its good will business relations with outsiders and persons with whom it deals.

7.6 Default: In the event that there is a default in payment or in any other terms of the sale and purchase, the Seller shall have the right to require the Escrow Agent, after giving the notice of the sale and its time and place, then required by law, but in no event less than twenty days after notice sent by registered or certified mail, return receipt requested (hereinafter "Grace Period"), and without any liability on the part of the Seller or the Escrow Agent for any diminution in the price of the pledged stock which may have occurred, to cause all or part of said stock to be sold at public or private sale subject to and in accordance with the terms of the Uniform Commercial Code of the State of Florida then existing. The sale may be public or private, and at such sale, if public, the Seller shall have the right to purchase all or any part of the pledged stock. Out of the proceeds of any such sale, the Escrow Agent shall reimburse himself or otherwise pay any of the expenses of said sale including reasonable attorneys' fees and shall deliver an amount equal to the full principal and interest remaining unpaid in connection with the sale of the stock pledged to the Seller and pay over any balance of such proceeds to the purchaser. In the event that the proceeds of any such sale are insufficient to cover the entire unpaid principal and interest due in connection with the sale, plus the expenses of the sale, the purchaser shall remain fully and completely liable to the Seller for any resulting deficiency. In addition to the foregoing, the Seller shall have all other rights of a secured party under the Uniform Commercial Code of the State of Florida then existing.

7.6.1 In addition, if the default in the payment of the purchase price is by the Corporation, and such default shall remain in effect beyond the Grace Period, the Seller shall have the option to cause a dissolution of the Corporation, and upon giving written notice to the Remaining Shareholders and to the Corporation by registered or certified mail, return receipt requested, within twenty days after the expiration of the Grace Period following a default, the Remaining Shareholders agree for themselves and for their personal representatives that they will so vote their stock of the Corporation to effectuate such a dissolution forthwith and shall execute and cause to be executed any instruments or certificates required under the laws of the State of Nevada in order consummate such dissolution of the Corporation. Upon such dissolution, the Seller shall be paid the balance of the purchase price and all accrued interest thereon in full, if possible, prior to any distribution of funds or assets to the Remaining Shareholders.

7.6.2 If the Seller does not choose to exercise any of the foregoing remedies, the Seller may require the Escrow Agent to redeliver all of his shares of stock held in escrow with the stock power pertaining thereto and upon such redelivery the Corporation shall cause said shares to be transferred to the Seller who may retain all sums paid in connection with the sale and purchase in full satisfaction of the purchase price and all damages caused by the default, subject to complying with the requirements of the Uniform Commercial Code of the State of Florida pertaining thereto, if any.

7.6.3 None of the foregoing remedies shall be deemed as being exclusive of any other remedy herein set forth and in addition, the Seller may resort to any other legal or equitable remedy available to him or it under the law.

7.6.4 If any of the foregoing remedies shall be unenforceable, the unenforceability thereof shall not affect or in any way deter or detract from any other remedy herein set forth.

7.7 Additional Items as Closing: The legal representative of the Disappearing Shareholder shall be required to deliver an appropriate tax waiver and a Certificate of Letters Testamentary or Letters of Administration to the attorney for the purchaser upon receipt of purchase price in full or in cash and notes as provided above.

8.        ACTIONS  IN  VIOLATION  OF  THIS  AGREEMENT

8.1 Purchase from Transferee: In the event the Covered Securities of any Shareholder are pledged, hypothecated, transferred or disposed of in any manner, without complying with the provision of this Agreement, or if such securities are taken in execution or sold in any voluntary or involuntary legal proceeding, sale, bankruptcy, insolvency or in any other manner, the Corporation and the other Shareholder shall, upon actual notice thereof, in addition to their rights and remedies under this Agreement, be entitled to purchase such securities from the Transferee thereof, under the same terms and conditions and at the same price as set forth in the provisions of this Agreement dealing with the sale of such securities held by such Transferee, as if the Transferee had offered to sell such securities, but in no event shall the purchase price exceed the amount paid for said shares by the Transferee. The Corporation may, at its option, refuse to transfer on its books and its records any securities transferred in violation of this Agreement.

8.2 Additional Remedies: In the event of a breach of any material provision hereof by either Shareholder, the other Shareholder shall, in addition to all other remedies, be entitled to:

8.2.1 A temporary and permanent injunction without showing any actual damage;

8.2.2     A  decree  of  specific  performance  of  the  terms  hereof;  and

8.2.3 An option to purchase all of the Covered Securities owned by such violating Shareholder. The terms, provisions, manner, method and the period of time of exercising said option shall be the same as provided for in Section 4 herein as if such violating Shareholder were a Selling Shareholder except that the period of time shall be counted from the day after knowledge is received of the event of the breach or a threatened or attempted breach instead of from the day of receipt of the Notice to Sell.

9.        TERMINATION  OF  AGREEMENT

9.1.1 Termination Events: This Agreement shall terminate on the occurrence of any of the following:

9.1.1.1   The  dissolution  of  the  Corporation;

9.1.1.2 The acquisition of all stock in the Corporation by any individual firm, corporation, or other entity;

9.1.1.3   The  mutual  consent  of  the  Shareholders;  or

9.1.1.4 If either Stanford or DiGenova owns less than 5% of the Voting Securities not as a result of any violation of this Agreement.

9.1.2 Effect of Notice to Sell: Anything in this Section 9 to the contrary notwithstanding, this Agreement and all of its terms shall continue in full force and effect so long as any Notice to Sell by a Selling Shareholder or the representative of a Disappearing Shareholder is outstanding and/or until any pending sale and purchase of stock provided for in this Agreement is consummated by payment in full.

10.       ARBITRATION

10.1 Any dispute or controversy of any kind or nature, relating to this Agreement or the breach or performance hereof, that shall arise among the parties hereto or their legal representative, shall be governed by Florida law and shall be settled and determined by arbitration Miami-Dade County, Florida, in accordance with the rules then obtaining of the American Arbitration Association, before a sole arbitrator selected by said Association pursuant to its rules. All costs of arbitration shall be borne as directed by the arbitrators. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall be entitled to compel specific performance and/or injunctive relief by the parties of their duties and obligations under this Agreement in order to more effectively accomplish the intentions and desires set forth in the preamble to this Agreement. Notwithstanding anything herein to the contrary, in the event there is a breach of any material provision hereof, the other Shareholder (other than the violating Shareholder) shall be entitled to apply to the appropriate forum in the courts of the State of Florida for relief pending a final determination pursuant to this Section 10. The arbitrator is specifically empowered to issue an order requiring a temporary and permanent injunction and/or a decree of specific performance.

11.       WAIVER  OR  MODIFICATION

11.1 Amendment: This Agreement may not be validly modified, amended, rescinded, changed or discharged unless the same is in writing, and signed by the parties affected thereby, or by their duly authorized agents.

11.2 Entire Agreement: This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter herein contained, and other than the Securities Purchase Agreement and the other Primary Documents (as such term is defined in the Securities Purchase Agreement) there are no agreements, understandings or representations made or existing among the parties hereto, except as is herein expressly set forth.

11.3 Effect of a Waiver: No waiver of a provision of this Agreement shall be deemed a waiver of any other provisions or shall a waiver of the performance of a provision in one or more instances be deemed a waiver of future performance thereof.

12.       ASSIGNMENT

1.1 Parties acknowledge that Stanford is permitted to assign any and all of its warrants acquired pursuant to the Securities Purchase Agreement by and between Tangible Asset Galleries, Inc., Stanford and DiGenova dated April 3, 2002 to any of its affiliates (such term is used in Rule 144 promulgated pursuant to the Securities Act). Parties further agree that any such assignee shall be required to agree in writing, prior to such assignment, to be bound by all the terms and obligations of this Agreement as though such transferee were an original signatory hereto.

13.       SEPARABILITY

13.1 If any provision of this Agreement shall be determined by the arbitrators, or by any Court having jurisdiction, to be invalid, illegal or unenforceable, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect as though such invalid, illegal or unenforceable provision or provisions were not originally a part hereof.


14.       BINDING  EFFECT  OF  AGREEMENT

14.1 This Agreement shall be binding not only on the parties hereto, but also on their heirs, executors, administrators, successors, and assigns, and the parties hereto agree for themselves and their heirs, executors, administrators, successors, and assigns, to execute any instruments which may be necessary or proper to carry out the purposes and intent of this Agreement.

15.       ENDORSEMENT

15.1 All stock certificates of the Corporation shall contain an endorsement that they are subject to the terms and provisions of this Agreement.

16.       CONSTRUCTION

16.1 Gender and Number: As used in this Agreement wherever necessary or appropriate, the singular shall be deemed to include the plural and vice versa and the masculine gender shall be deemed to include the feminine and neutral and vice versa, as the context may require.

16.2 Controlling Law: This Agreement shall be construed and enforced in accordance with the laws of the State of Florida without regards to its conflict of laws principles.

17.       NOTICES

17.1 All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given when mailed, by certified -or registered mail, certification or registration fee and postage prepaid, return receipt requested, to appropriate parties at the respective addresses as contained in the records of the Corporation or to such addresses as may be given in writing by any such parties to the Corporation.

[THE REMAINING PART OF THIS PAGE IS INTENTIONALLY LEFT BLANK. SIGNATURES APPEAR ON THE NEXT PAGE]


     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day, month and year first above written.

TANGIBLE ASSET GALLERIES, INC.


By____________________________
Michael Haynes
President



STANFORD VENTURE CAPITAL HOLDINGS, INC.


By____________________________
Name:
Title:


-------------------------------
SILVANO DIGENOVA, an individual

                                 SPOUSAL CONSENT

     The undersigned is the spouse of Silvano DiGenova (the "Shareholder") and acknowledges that she has read and understands the provisions of the foregoing Shareholders' Agreement (the "Agreement"), by and among Shareholder and Stanford Venture Capital Holdings, Inc., a Delaware corporation, and Tangible Asset Galleries, Inc., a Nevada corporation (the "Company"). The undersigned is aware that the provisions of the Agreement govern and control the Shareholder's interests in the Company, including any community property interest or quasi-community property interest they undersigned may have, in accordance with the terms and provisions of the Agreement. The undersigned hereby expressly approves of and agrees to be bound by the provisions of the Agreement in its entirety, including, but not limited to, those provisions relating to the voting rights and sales and transfers of securities, and the restrictions thereon. If the undersigned predeceases the Shareholder when the Shareholder owns any interests in the Company, she hereby agrees not to devise or bequeath whatever community property interest or quasi-community property interest she may have in the Company in contravention of the Agreement.


Dated: April 3, 2002

Eve DiGenova

                                    EXHIBIT F


                                LOCK-UP AGREEMENT

     AGREEMENT dated as of April 3, 2002, by and among Stanford Venture Capital Holdings, Inc. ("Stanford"), Tangible Asset Galleries, Inc., a Nevada corporation ("Company"), and the undersigned stockholders of Tangible Asset Galleries, Inc. (the "TAG Stockholders").

     WHEREAS, the TAG Stockholders are holders of shares of capital stock of the Company ("Company Capital Stock") as set forth on Schedule A attached hereto;

     WHEREAS, pursuant to the Stock Acquisition Agreement by and among Stanford and the Company, Stanford has agreed to acquire preferred stock that would be convertible into an amount up to 30,000,000 of common stock of the Company up to 30,000,000 shares of common stock of the Company subject to certain contingencies;

     WHEREAS, it is a condition to the Stock Acquisition Agreement that the TAG Stockholders execute this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the agree-ments set forth below, the parties hereby agree with each other as follows:

1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

     (a) "Shares" shall mean and include the shares of Company common stock held by the TAG Stockholders as detailed on Schedule A.

2.        Prohibited  Transfers.

     (a) The TAG Stockholders shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of their Shares except Released Shares, as defined in Section 4. The term "Dispose" includes, but is not limited to, the act of selling, assigning, transferring, pledging, hypothecating, encumbering, mortgaging, giving and any other form of disposing or conveying, whether voluntary or by operation of law, except for, a private sale where the purchaser agrees to be bound by each and all the restrictions in this Agreement as if such purchaser was an original TAG Stockholder.

     (b) Notwithstanding the foregoing, the TAG Stockholders may transfer all or any of their Shares (i) by way of gift to any member of their family or to any trust for the benefit of any such family member of the TAG Stockholders, provided that any such transferee shall agree in writing with Company, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were one of TAG Stockholders, or (ii) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were one of the TAG Stockholders. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant, brother or sister.

     (c) No transfer of Shares otherwise permitted by this Agreement may be made unless (i) the Shares shall have first been registered under the Securities Act of 1933, as amended (the "Securities Act"); (ii) Parent shall have first been furnished with an opinion of legal counsel, reasonably satisfactory to Parent, to the effect that such transfer is exempt from the registration requirements of the Securities Act; or (iii) such transfer is within the limitations of and in compliance with Rule 145 under the Securities Act.

     (d) Any transfer or other disposition of Shares in violation of the restrictions on transfer contained herein shall be null and void and shall not entitle TAG Stockholders or any proposed transferee or other person to have any Shares transferred upon the books of Company.

3.        Term  of  Agreement.
This Agreement shall expire on October 31, 2005.

4.        Release  of  Shares  from  Transfer  Restrictions.

     (a) The term "Released Shares" shall mean, for each of the TAG Stockholders, the following percentage of the Shares owned or held by the respective parties as of the applicable Release Date:

Percentage  of  Shares  that Become  Released  Shares

Release  Date
On  the  date  hereof                     -0%-
On  January  31,  2004                    12.5%
On  April  30,  2004                      12.5%
On  July  31,  2004                       12.5%
On  October  31,  2004                    12.5%
On  January  31,  2005                    12.5%
On  April  30,  2005                      12.5%
On  July  31,  2005                       12.5%
On  October  31,  2005                    All  remaining  Shares

Shares which have not been Released in the manner described above or otherwise become Released Shares under this Section 4, shall be regarded as "Lock-Up Shares" and shall be subject to the prohibitions on transfer contained in
Section 2.

     (b) Subsequent to each of the Release Dates, the TAG Stockholders shall be permitted to Dispose of twelve and one half percent (12.5%) of the Released Shares relating to such Release Date during each of eight (8) contiguous ninety
(90) day periods beginning with the first Release Date.

     (c) The Company may be petitioned in writing by any of the parties hereto (the "Requesting Party") to waive some or all of the restrictions of this Agreement with respect to Lock-Up Shares. In such event, the Company shall notify in writing the other parties hereto (the "Remaining Parties") of the petition by the Requesting Party (the "Petition"). Within ten (10) days of receipt of the Petition, each of the Remaining Parties shall notify in writing the Company of consent or denial of such Remaining Party with respect to the Petition. If any Remaining Party does not reply within the prescribed notice period, the Company shall deem consent of the Petition from such non-responsive Remaining Party. Upon receipt of the notices from the Remaining Parties, Company shall tabulate the consents and denials with the number of Shares owned or held by each of the Remaining Parties representing one vote for consent or denial, as the case may be. The Company shall then either waive the restrictions in the Petition or send notice to the Requesting Party and the Remaining Parties that the Petition has been denied. If the Company releases any the Requesting Party of restrictions in accordance with the Petition ("Waived Restrictions"), then the Company shall notify the Requesting Party of such consent and release and Company shall also notify the Remaining Parties of such consent and release an equivalent percentage of Shares of the Remaining Parties from the Waived Restrictions in accordance with the following: Company shall release that number of the aggregate of the Lock-Up Shares for each of the Remaining Parties determined by multiplying such aggregate number by a percentage equal to (i) the number of Shares of the Requesting Party subject to the Waived Restrictions divided by (ii) the aggregate of the number of Lock-Up Shares for the Requesting Party.

5. Rights as Stanford and as TAG Stockholders. It is understood that the TAG Stockholders have the right to vote all of the Shares held by them and that they shall be entitled to all dividends or distributions made by the Company arising in respect of the Shares, in cash, stock or other property, including warrants, options or other rights.

6. Specific Enforcement. The parties hereby acknowledge and agree that they may be irreparably damaged in the event that this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any party, any other party shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

7. Legend. All certificates evidencing any of the Shares subject to this Agreement shall also bear a legend substantially as follows during the term of this Agreement:

          "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Lock-Up Agreement originally dated as of March 27, 2002 as it may be amended from time to time, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

8. Governing Law; Successors and Assigns. This Agreement shall be construed in accordance with and governed by the laws of the State of California without regard to its conflict of laws provisions and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

9. Notices. All notices to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission (with a copy sent by first class mail, postage prepaid), or by registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:

          If  to  the  Company:
          3444  Via  Lido
          Newport  Beach,  California  92663
          Attn.:  Chief  Financial  Officer
          Fax:  949-566-9143

If to the TAG Stockholders: at the addresses on the signature page hereto

All such notices shall, when mailed or sent via facsimile, be effective when received or when attempted delivery is refused.

10. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by an agreement signed by the Company and the holders of at least a majority of the Shares subject to this Agreement. This Agreement substitutes for all other agreements between any of the parties hereto, whether such agreement was oral or in writing.

11. Waivers. From time to time the Company may waive its rights hereunder either generally or with respect to one or more specific transfers which have been proposed, attempted or made. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

12. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

13. Counterparts. This Agreement may be executed in two or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14. Contingent Applicability. This entire Agreement is contingent upon the first closing under the Securities Purchase Agreement by and between Stanford and the Company. If there is no first closing on or before April 30, 2002, this Agreement shall become null and void and of no effect. The fully executed copies of this Agreement are being held by Gersten Savage & Kaplowitz, LLP, counsel to the Company in the transaction contemplated by the Stock Acquisition Agreement. If the Stock Acquisition Agreement is not closed and funded by April 30, 2002, Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP shall destroy all copies of this Agreement and notify each TAG Stockholder and the Company that this Agreement has been destroyed and is of no further effect.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

TANGIBLE ASSET GALLERIES, INC.           STANFORD VENTURE CAPITAL HOLDINGS, INC.



By:
Silvano  DiGenova
Chief  Executive  Officer

                   [TAG STOCKHOLDERS' SIGNATURES ON NEXT PAGE]

TAG  STOCKHOLDERS:
(NAME)

   (Signature)

Address:

                                   SCHEDULE A
                              TO LOCK-UP AGREEMENT
                           DATED AS OF MARCH 27, 2002

                TAG STOCKHOLDERS SHARES OF COMPANY CAPITAL STOCK


                                      # # #

                                    EXHIBIT G

                           CERTIFICATE OF DESIGNATION

                                       OF

             SERIES C $100 REDEEMABLE 9% CONVERTIBLE PREFERRED STOCK

                                       OF

                         TANGIBLE ASSET GALLERIES, INC.

     The Board of Directors (the "Board") of Tangible Asset Galleries, Inc. (the "Corporation"), a corporation organized under the laws of the State of Nevada, pursuant to authority conferred upon the Board, adopted the following resolution authorizing the creation and issuance of 7,000 shares of Series C $100 Redeemable 9% Convertible Preferred Stock:

     RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the Articles of Incorporation, as amended, of the Corporation, the Board hereby creates 7,000 shares of Series C $100 Redeemable 9% Convertible Preferred Stock of the Corporation and authorizes the issuance thereof, and hereby fixes the designation, preferences, relative, participating, optional and other special rights, and qualifications, limitations or restrictions thereof or thereon (in addition to the designation, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof or thereon, set forth in the Articles of Incorporation, as amended, of the Corporation, which are applicable to the preferred stock, if any) as follows:

1. Designation. The series of preferred stock shall be designated and known as "Series C $100 Redeemable 9% Convertible Preferred Stock" (the "Series C Preferred Stock"). The number of shares constituting the Series C Preferred Stock shall be 7,000. Each share of the Series C Preferred Stock shall have a stated value equal to $100 (the "Stated Value").

2. Conversion Rights. The Series C Preferred Stock shall be convertible into the $0.001 par value common stock of the Corporation (the "Common Stock") as follows:

     a. Optional Conversion. Subject to and upon compliance with the provisions of this Section 2, a holder of shares of the Series C Preferred Stock (a "Holder") shall have the right at such Holder's option at any time, to convert any of such shares of the Series C Preferred Stock held by such Holder into fully paid and non-assessable shares of the Common Stock at the then Conversion Rate (as defined herein).

     b. Conversion Rate. The number of shares of the Common Stock into which each share of the Series C Preferred Stock is convertible into shall be calculated by dividing the Stated Value by $0.22 (as adjusted from time to time pursuant hereto, the "Conversion Price"; the conversion rate so calculated, the "Conversion Rate"), subject to adjustment as set forth in Section 2(e) hereof.

     c. Mechanics of Conversion. A Holder may exercise the conversion right specified in Section 2(a) by giving 7 days' written notice to the Corporation, that such Holder elects to convert a stated number of shares of the Series C Preferred Stock into a stated number of shares of the Common Stock, and by surrendering the certificate or certificates representing the Series C Preferred Stock to be converted, duly endorsed to the Corporation or in blank, to the Corporation at its principal office (or at such other office as the Corporation may designate by written notice, postage prepaid, to all Holders) at any time during its usual business hours, together with a statement of the name or names (with addresses) of the person or persons in whose name or names the certificate or certificates for the Common Stock shall be issued.

     d. Conversion Rate Adjustments. The Conversion Rate shall be subject to adjustment from time to time as follows:

1. Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of the Series C Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of the Series C Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of such Holder of the shares of the Series C Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of the Series C Preferred Stock.

2. Stock Dividends, Subdivisions, Reclassification, or Combinations. If the Corporation shall (i) declare a dividend or make a distribution on the Common Stock in shares of the Common Stock, (ii) subdivide or reclassify the outstanding shares of the Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of the Common Stock into a smaller number of shares, at a price which is less than the Conversion Price; the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the Holder of any shares of the Series C Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of the Common Stock that he would have owned or been entitled to receive had such shares of the Series C Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Rate shall be made whenever any event specified above shall occur.

3. Issuances of Securities. If the Corporation shall (i) sell or otherwise issue shares of the Common Stock at a purchase price per share less than the Conversion Price, or (ii) sell or otherwise issue the Corporation's securities which are convertible into or exercisable for shares of the Corporation's Common Stock at a conversion or exercise price per share less than the Conversion Price, then immediately upon such issuance or sale, the Conversion Price shall be adjusted to a price determined by multiplying the Conversion Price immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale (excluding shares held in the treasury), plus the number of shares of Common Stock that the aggregate of the amounts of all consideration received by the Corporation for such issuance or sale would purchase at such Conversion Price; and the denominator of which shall be the number of shares of the Common Stock outstanding immediately prior to such issuance plus the number of the additional shares to be issued at such issuance or sale.

4. Excluded Transactions. No adjustment to the Conversion Price shall be required under this Section 2(e) in the event of any of the following excluded transactions: (i) shares of the Common Stock and/or securities convertible into or exercisable for shares of the Common Stock to be issued pursuant to strategic arrangements, which shares or convertible securities are issued at a price per-share and/or an exercise or conversion price of less than the then applicable Conversion Price, or (ii) the issuance of shares of the Common Stock by the Corporation upon the conversion or exercise of or pursuant to any outstanding stock options or stock option plan now existing or hereafter approved by the stockholders which stock options have an exercise or conversion price per share of less than the then applicable Conversion Price.

     f. Approvals. If any shares of the Common Stock to be reserved for the purpose of conversion of shares of the Series C Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, the Common Stock into which the shares of the Series C Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

     g. Valid Issuance. All shares of the Common Stock that may be issued upon conversion of shares of the Series C Preferred Stock will upon issuance be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action that will cause a contrary result; provided, however, the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any Holder in connection with any such conversion or any taxes based upon a stockholder's income.

3.        Liquidation.

     a. Liquidation Preference. In the event of liquidation, dissolution or winding up of the Corporation (each a "Liquidation Event"), a Holder of the Series C Preferred Stock shall be entitled to receive, before any distribution of assets shall be made to the holders of the Common Stock, but after the liquidation preference of the Series A $5.00 convertible preferred stock and after the liquidation preference of the Series B $1.00 convertible preferred stock, an amount equal to the Stated Value per share of the Series C Preferred Stock held by such Holder (the "Liquidation Pay Out"). After payment of the Liquidation Pay Out to each Holder and the payment of the respective liquidation preferences of the other preferred stock of the Corporation, other than the Series A convertible preferred stock and the Series B convertible preferred stock, pursuant to the Corporation's Articles of Incorporation, as amended, and Certificates of Designation, each such Holder shall be entitled to share with the holders of the Common Stock the remaining assets of the Corporation available for distribution to the Corporation's stockholders.

     b. Ratable Distribution. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation to be distributed among the Holders shall be insufficient to permit payment in full to the Holders, then all remaining net assets of the Corporation after the provision for the payment of the Corporation's debts and distribution to any stockholders senior to the Holders in liquidation preferences shall be distributed ratably in proportion to the full amounts to which they would otherwise be entitled to receive among the Holders.

4. Mandatory Redemption. Notwithstanding any other provision contained herein, on and as of December 31, 2004 (the "Redemption Date"), the Corporation shall pay in cash to the Holders as of the Redemption Date the Stated Value for each share of the Series C Preferred Stock outstanding as of the Redemption Date and such stock shall be retired by the Corporation as of the Redemption Date and of no further force or effect. If the Company does not make payment to the Holders on the Redemption Date, the Corporation shall, for each share of the Series C Preferred Stock outstanding as of the Redemption Date, issue to the Holders a warrant to purchase Four (4) shares of the Common Stock at an exercise price per share equal to 25% of the then applicable Conversion Price with an exercise period of five (5) years from the Redemption Date.

5. Voting Rights. Except as otherwise required under the laws of the State of Nevada, the Holders of the Series C Preferred Stock shall be entitled to vote at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. For the purposes of such stockholder votes, each share of the Series C Preferred Stock shall be entitled to such number of votes as represented by 454 shares of the Common Stock. Notwithstanding the foregoing, so long as any shares of the Series C Preferred Stock remain outstanding, the Corporation shall not, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of the Series C Preferred Stock
(i) alter or change the rights, preferences or privileges of the Series C Preferred Stock as outlined herein, or (ii) create any new class of series of capital stock having a preference over the Series C Preferred Stock as to the payment of dividends or the distribution of assets upon the occurrence of a Liquidation Event ("Senior Securities"), or (iii) alter or change the rights, preferences or privileges of any Senior Securities so as to adversely affect the Series C Preferred Stock.

6. Dividends. The Holders shall be entitled to receive dividends in cash at the annual rate of 9%. Such dividend is payable to Holders of record on each of September 30, December 31, March 31, and June 30 (each such date is the "Record Date") for so long as any share of the Series C Preferred Stock shall be outstanding on such Record Date. Payment of such dividend shall be made as soon as practicable following the Record Date, but in no event more than thirty (30) days following the Record Date ("Dividend Payment Date"). If any such dividend is paid after the Dividend Payment Date, the Corporation shall issue to the Holders, for each share of the Series C Preferred Stock, a warrant to purchase one share of the Common Stock at an exercise price per share equal to 50% of the then applicable Conversion Price with an exercise period of five (5) years from the Dividend Payment Date.

7. No Preemptive Rights. No Holder of the Series C Preferred Stock, whether now or hereafter authorized, shall, as such Holder, have any preemptive right whatsoever to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation nor of any security convertible into, nor of any warrant, option or right to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation, whether now or hereafter authorized.

8. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of the Series C Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Articles of Incorporation, as amended. The shares of the Series C Preferred Stock shall have no preemptive or subscription rights.

9. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

10. Severability of Provisions. If any right, preference or limitation of the Series C Preferred Stock set forth in this Certificate (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

11. Status of Reacquired Shares. Shares of the Series C Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Nevada) have the status of authorized and unissued shares of the Series C Preferred Stock and may be re-designated and reissued.

                        (SIGNATURE ON THE FOLLOWING PAGE)

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name and on its behalf by its Chief Executive Officer and attested to this third day of April 2002.

     TANGIBLE  ASSET  GALLERIES,  INC.




     By:  _____________________
          Silvano  DiGenova
          Chief  Executive  Officer

                                    EXHIBIT H

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), dated as of April 3, 2002, is made by and between Silvano DiGenova, an individual having an address at 32001 Pacific Coast Highway, Laguna Beach, California 92651 ("Lender"), and TANGIBLE ASSET GALLERIES, INC., a Nevada corporation ("Borrower"), located at 3444 Via Lido, Newport Beach, California 92663.

                                   WITNESSETH:

     WHEREAS, Borrower desires to borrow the aggregate principal sum of $1,000,000 (the "Loan Amount") from Lender; and

     WHEREAS, Borrower has executed that certain Promissory Note on the even date herewith in the aggregate amount equal to the Loan Amount in favor of Lender (the "Note"); and

     WHEREAS, Lender is willing to lend to Borrower the Loan Amount under the terms, provisions and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby mutually covenant and agree as follows:

1. DEFINITIONS. In addition to the terms defined elsewhere in this Agreement or in any Exhibit or Schedule hereto, when used in this Agreement, the following terms shall have the following meanings (such meanings shall be equally applicable to the singular and plural forms of the terms used, as the context requires):

     "Borrower's Obligations" or "Obligation" shall mean any and all present and future indebtedness (principal, interest, fees, collection costs and expenses, reasonable attorneys' fees and other amounts), liabilities and obligations (including, without limitation, indemnity obligations) of Borrower to Lender evidenced by or arising under or in respect of this Agreement or the Note.

     "Business Day" shall mean any day except a Saturday, Sunday or legal holiday observed by banks in the State of California.

     "Default" shall mean any event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Event of Default" shall have the meaning ascribed thereto in Section 6.

     "GAAP" shall mean, at any time, generally accepted accounting principles at such time in the United States.

     "Material Adverse Effect" shall mean (a) a material adverse effect on the properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of Borrower, (b) material impairment of Borrower's ability to perform any of its obligations under this Agreement or the Note or (c) material impairment of the enforceability of the rights of, or benefits available to, Lender under this Agreement or the Note. Any change in the business or financial condition of Borrower caused by a Material Adverse Effect shall be a "Material Adverse Change".

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, entity or government (whether national, Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

2. LOAN AND FORGIVENESS OF DEBT. Lender agrees, subject to the terms and conditions of this Agreement and the Note, to provide to Borrower, upon execution of the Note and this Agreement, the Loan Amount in exchange for the Note, which shall bear simple annual interest at 9.0% (the "Loan"). Lender further agrees, in exchange for the issuance of the Note and certain securities pursuant to the Securities Purchase agreement by and between Lender and Borrower of even date herewith, to the cancellation of all of Borrower's outstanding debt owed to Lender and to cancel and release the Company, its shareholders, directors, and officers from all actions, causes of action, suits, and arbitrations relating to, or in connection with such outstanding debt owed to Lender by Borrower.

3. SECURITY INTEREST. As security for all Borrower's Obligations, Borrower hereby grants Lender a first priority security interest subordinate to the Person's listed in SCHEDULE A attached hereto, in an aggregate amount of Borrower's inventory and accounts receivable at all times equal to the Loan Amount (subject to the lien restrictions contemplated by the Series A Certificate Designation), with the inventory and accounts receivable valued in accordance with GAAP and whether such inventory is now owned or hereafter acquired, and wherever located, it being understood and agreed that "inventory" shall have the meaning as defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all proceeds of the foregoing (collectively, the "Collateral"). Borrower hereby covenants and agrees that it will from time to time, at the request of Lender, execute and deliver such financing statements and other documents deemed necessary by Lender to perfect and preserve the security interest of Lender in the Collateral.

4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents to Lender as follows, and Borrower agrees that the following representations will continue to be true, and that Borrower will comply with all of the following warranties throughout the term of this Agreement: a. Corporate Existence and Authority. Borrower is, and will continue to be, duly authorized, validly existing and in good standing under the laws of the State of Nevada. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon Borrower. Notwithstanding any provision contained in this Agreement to the contrary, Lender shall not be required to provide the Loan until it has received:

     i. this Agreement and the Note, each executed by a duly authorized officer of Borrower;

     ii. a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Agreement or the Note, certified by the Secretary of Borrower;

     iii. such other agreements, documents, instruments and certificates as Lender may reasonably request.

     b. Name; Places of Business. Borrower's name as set forth in this Agreement is its correct name. Borrower shall give Lender 15 days' prior written notice before changing its name. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth above, except for transactions in the ordinary course of business. Borrower will give Lender at least 15 days' prior written notice before changing its chief executive.

     c. Collateral. Lender has and will at all times continue to have a first-priority perfected security interest in all of the Collateral. Borrower will immediately advise Lender in writing of any material loss or damage to the Collateral.

     d. Financial Condition. The financial statements of Borrower are filed with the Securities and Exchange Commission and as such, the financial statements of Borrower have been, and will be, prepared in conformity with GAAP, consistently applied. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of Borrower.

     e. Taxes; Compliance With Law. Borrower has filed, and will file, when due, all tax returns and reports required by applicable law, and Borrower has paid, and will pay, when due, all taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower has complied, and will comply, in all material respects, with all applicable laws, rules and regulations.

     f. Insurance. Borrower shall at all times insure all of the Collateral and carry such other business insurance as is customary in the industry of Borrower, and shall list Lender as a loss payee on such insurance as its interest may appear, and provide evidence of such listing (in the form of a certificate of insurance) to Lender upon request.

     g. Access to Collateral and Books and Records. At reasonable times, on two
(2) business days' notice, Lender, or his agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records at the expense of Lender.

     h. Additional Agreements. Borrower shall not, without Lender's prior written consent, do any of the following: (i) enter into any transaction outside the ordinary course of business; (ii) sell, transfer or encumber any Collateral, except in the ordinary course of business; (iii) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock except as required by any certificate of designation for the preferred stock of Borrower.

     i. No Defaults or Events of Default. No Default or Event of Default under this Agreement has occurred and is continuing. Except as disclosed on SCHEDULE B attached hereto, there is no existing default or event of default under or with respect to any indenture, contract, agreement, lease or other instrument to which Borrower is a party or by which any property or assets of Borrower is bound or affected, a default under which could reasonably be expected to have a Material Adverse Effect. Borrower is in full compliance with and in good standing with respect to all governmental permits, licenses, certificates, consents and franchises necessary to continue to conduct its business as previously conducted by it and to own or lease and operate its properties and assets as now owned or leased by it, the failure to have or noncompliance with which could reasonably be expected to have a Material Adverse Effect. Borrower is not in violation of any applicable statute, law, rule, regulation or ordinance of the United States of America, of any state, city, town, municipality, county or of any other jurisdiction, or of any agency thereof, a violation of which could reasonably be expected to have a Material Adverse Effect.

5. PAYMENT TERMS. Borrower shall pay installments in an amount of $150,000.00 each, which installments shall include both principal and accrued interest, on June 27, September 27, December 27 and March 27 of each year so long as there are monies due under this Note, with the final installment equal to the remaining balance of the Loan as of the payment date. A late fee of 2.0% of the installment due shall be imposed if such installment is not timely paid in accordance herewith. Borrower shall make each installment under the Loan and fees and all other amounts payable by Borrower under this Agreement, not later than 5:00 p.m. (Pacific time) on the date when due and payable, without condition or deduction for any counterclaim, defense, recoupment or setoff, in Federal or other funds immediately available to Lender at its address referred to herein and in the Note. All payments received by Lender after 5:00 p.m. (Pacific time) shall be deemed to have been received by Lender on the next succeeding Business Day. Whenever any payment of principal of, or interest on, the Loan or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of an installment is extended by operation of law or otherwise, interest thereon, at the then applicable rate, shall be payable for such extended time. Notwithstanding the foregoing, upon the occurrence and continuance of an Event of Default, all sums due hereunder shall, at the option of Lender, become immediately due and payable upon written notice to Borrower.

6. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement: (a) any representation, statement, report or certificate given to Lender by Borrower or any of its officers, employees or agents, now or in the future, is untrue or misleading in a material respect; (b) Borrower fails to pay when due any Loan Amount or any installment thereon or any other monetary obligation; (c) Borrower fails to perform any other non-monetary obligation, which failure is not cured within 10 business days after the date due; (d) dissolution, termination of existence, insolvency or business failure of Borrower; (e) appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect (unless dismissed within 30 days of commencement); (f) the failure to meet the periodic filing requirements under the Securities Exchange Act of 1934, as amended, which failure is not cured within 45 days after the date for such filing, not including any extensions of such date; or (g) a Material Adverse Change in the business, operations, or financial or other condition of Borrower, which is not cured within 30 days. Upon failure to pay the indebtedness secured hereby in full maturity, whether stated or by acceleration under Section 5 hereof, Lender is authorized and empowered to assemble and sell the whole or any part of the Collateral in such manner as Lender sees fit and is consistent with applicable law. Sale of part of the Collateral shall not exhaust Lender's power of sale, but sales may be made from time to time until all the Collateral is sold, or until the debts hereby secured are paid in full. Upon receipt of the proceeds of such sale or sales, Lender shall apply those proceeds in the order stipulated in the relevant provisions of the California Uniform Commercial Code.

7. INDEMNITY. Borrower hereby agrees to defend, indemnify, pay and hold Lender, and the agents and affiliates of Lender (collectively, the "Indemnitees") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, disbursements, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitees shall be designated a party thereto), that may be imposed on, incurred by or asserted against the Indemnitees, in any manner arising out Borrower's breach of or default under this Agreement, or any other agreement, document or instrument executed and delivered by Borrower in connection herewith, the agreement of Lender to make the Loan under this Agreement or the use or intended use of the proceeds of any Loan under this Agreement (collectively, the "Indemnified Liabilities"); provided that Borrower shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities directly and solely resulting from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction in a final, non-appealable order. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them. The provisions of the undertakings and indemnification set out in this
Section 7 shall survive satisfaction and payment of the Borrower's Obligations and the termination of this Agreement.

8. NOTICES. Each notice, request, demand, consent, confirmation or other communication under this Agreement shall be in writing and delivered in person or sent by facsimile or registered or certified mail, return receipt requested and postage prepaid, to the applicable party at its address or facsimile number set forth on the signature pages hereof, or at such other address or facsimile number as any party hereto may designate as its address for communications hereunder by notice so given. Such notices shall be deemed effective on the day on which delivered or sent if delivered in person or sent by facsimile (with answerback confirmation received), or on the third (3rd) Business Day after the day on which mailed, if sent by registered or certified mail.

9.        GENERAL.

     a. Reimbursement of Lender's Costs And Expenses. Borrower agrees to pay or reimburse Lender upon demand for (a) all recording, filing and search fees and expenses incurred by Lender in connection with this Agreement and/or the Note,
(b) all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in connection with the preparation of any waiver or consent under this Agreement or under the Note and (c) if an Event of Default occurs, all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom. Borrower further agrees to pay or reimburse Lender upon demand for any stamp or other similar taxes which may be payable with respect to the execution, delivery, recording and/or filing of this Agreement and/or the Note. All of the obligations of Borrower under this
Section 9(a) shall survive the satisfaction and payment of the Borrower's Obligations and the termination of this Agreement.

     b. Severability. If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall still continue in full force and effect.

     c. Assignability. This Agreement may not be assigned by Lender without the express written consent of Borrower, and any attempted assignment without such consent shall be void.

     d. Complete Agreement. This Agreement and any other written agreements, documents and instruments executed in connection herewith are the complete agreement between Borrower and Lender with respect to the subject matters hereof and thereof, and supersede all prior and contemporaneous negotiations and oral representations and agreements with respect to such subject matters, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not in this Agreement or in other written agreements signed by the parties in connection this Agreement.

     e. No Waiver. No failure to exercise and no delay on the part of Lender in exercising any right or power hereunder or granted to him by law will operate as a waiver thereof; any single or partial exercise of any right, power or privilege shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Waiver by Lender of any right or other matter may only be made by an instrument in writing signed by Lender. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights and remedies provided by law or by any other agreement between the parties. Lender shall not be required to resort to or pursue any of his rights or remedies under or with respect to any other agreement or with respect to any other collateral, guarantee or other security before pursuing any of his rights and remedies under this Agreement. Lender may pursue his rights and remedies in such order as he may choose.

     f. Amendment. The provisions of this Agreement may not be amended, except in an express writing signed by Borrower and Lender.

     g. Governing Law. This Agreement shall be governed by the laws of the State of California without regard to its conflict of laws principles. Notwithstanding anything to the contrary contained herein, no provision of this Agreement or the Note shall require or permit the changing, payment, or collection of interest at a rate in excess of the maximum lawful rate permitted under California law. If any interest in excess of the lawful rate is provided in this Agreement or the Note, or shall be adjudicated to the so provided, the provisions of this paragraph shall govern and prevail, and Borrower shall not be obligated to pay the excess amount of such interest. If any interest in excess of such maximum lawful rate is paid to or collected by Lender, the full amount of such excess shall be applied toward reduction of the outstanding principal balance or refunded to Borrower, as appropriate, so that in no event shall Lender charge, receive or collect interest at a rate higher than the maximum rate permitted by California law.

     h. Mutual Waiver of Jury Trial. BORROWER AND LENDER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY in any action or proceeding based upon, arising out of, or in any way relating to, this Agreement or any conduct, act or omission of Lender or Borrower or any of their directors, officers, employees, agents, attorneys or affiliates.

     i. Counterparts. This Agreement may be executed in any number of counterparts (including facsimile counterparts), which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     j. Confidentiality. Any information received by Lender from Borrower and clearly marked as confidential shall be treated as confidential by Lender. Notwithstanding such agreement, nothing herein contained shall limit or impair the right or obligation of Lender to disclose such information: (i) to his auditors, attorneys, trustees, employees, directors, officers, advisors, affiliates or agents, (ii) when and as required by any law, ordinance, subpoena or governmental order, rule or regulation, (iii) as may be required, requested or otherwise appropriate in any report, statement or testimony submitted to any municipal, state, provincial or federal regulatory body or any self-regulatory body having or claiming to have jurisdiction over Lender, (iv) which is publicly available or readily ascertainable from public sources, or which is received by Lender from a third Person which is not, or which is not known by Lender to be, bound to keep the same confidential, (v) in connection with any proceeding, case or matter pending (or on its face purported to be pending) before any court, tribunal or any governmental agency, commission, authority, board or similar entity, (vi) in connection with protection of its interests under this Agreement or the Note, including, without limitation, the enforcement of the terms and conditions of this Agreement and the Note, (vii) to any entity utilizing such information to rate the creditworthiness of Lender or (viii) to any actual or prospective assignee of this Agreement (it being understood and agreed that prior to disclosure of any confidential information to any actual or prospective assignee, such actual or prospective assignee shall have agreed in writing to be bound by the terms and provisions of this Section 9(j)). It is agreed and understood that Lender shall not be liable to Borrower or any other Person for failure to comply with the foregoing except in any case involving Lender's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable order.

[The remaining portion of this page is intentionally left blank. The signature page follows.]


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


TANGIBLE ASSET GALLERIES, INC.


By: _______________________
     Michael Haynes
     President



LENDER:

SILVANO DIGENOVA

By:_______________________
   Silvano DiGenova

                                    EXHIBIT I

     FORM OF LEGAL OPINION OF GERSTEN, SAVAGE, KAPLOWITZ, WOLF & MARCUS, LLP

                                  April 3, 2002

Stanford Venture Capital Holdings, Inc.
c/o Greenberg Traurig, LLP
2450 Colorado Avenue, Suite 400E
Santa Monica, California 90404
Attention:  M. Sean McMillan, Esq.

Re:       Tangible Asset Galleries, Inc.

Ladies and Gentlemen:

     This legal opinion is being delivered to you by us as counsel to Tangible Asset Galleries, Inc., a Nevada corporation (the "COMPANY" or the "CLIENT"), in connection with the negotiation, execution and delivery by the Client of that certain Securities Purchase Agreement (the "AGREEMENT"), dated as of even date herewith, by and between you and the Client and the transactions contemplated therein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.
In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of the (i) the Primary Documents, (ii) the Articles of Incorporation or Certificate of Incorporation of each of the Company and its subsidiaries, as in effect on the date hereof (the "CHARTER DOCUMENTS"),
(iii) the bylaws of each of the Company and its subsidiaries, as in effect on the date hereof (the "BYLAWS"), and (iv) such corporate records, agreements, documents and instruments, and such certificates or comparable documents of public officials and governmental authorities and of officers and representatives of the Company and its subsidiaries, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereafter set forth. Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions stated herein, we are of the opinion that as of the date hereof:

(1) Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to conduct its business as described in the Company's Annual Report on

Form 10-KSB40/A for the fiscal year ended June 30, 2001 ("FORM 10-K"), and is duly qualified as a foreign corporation to do business in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary.

(2) (i) The Company has the requisite corporate power and authority to enter into and perform the Primary Documents, and to issue the Series B Preferred Stock, the Warrants, the shares of Common Stock issuable upon conversion of the Series B Preferred Stock in accordance with the terms of the Series B Certificate of Designation (the "CONVERSION SHARES") and the shares of Common Stock issuable upon exercise of the Warrants in accordance with the terms thereof (the "WARRANT SHARES"), (ii) the filing of the Series B Certificate of Designation and the execution and delivery of the Primary Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders is required, (iii) the Primary Documents have been duly executed and delivered by the Company and the Series B Certificate of Designation has been duly executed and properly filed by the Company with the Secretary of State of the State of Nevada in accordance with the requirements of the Nevada General Corporation Law, assuming that Nevada General Corporation Law is substantially similar to Delaware General Corporate Law and (iv) the Primary Documents constitute valid and binding obligations of the Client enforceable against the Client in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

(3) The shares of the Series B Preferred Stock to be issued pursuant to the Agreement (the "SERIES B PREFERRED SHARES") and the Warrants have been duly authorized and validly issued and are fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares and Warrant Shares are duly authorized and, upon issuance in accordance with the terms of the Series B Certificate of Designation and the Warrants (as applicable) will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. The rights, preferences and privileges of the Series B Preferred Stock are as set forth in the Series B Certificate of Incorporation and the terms and conditions of the Warrants are as set forth in the Warrants. A number of shares of Common Stock sufficient to meet the Company's obligations to issue Common Stock upon full conversion of the Series B Preferred Shares and full exercise of the Warrants has been duly reserved.

(4) As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which 41,211,463 shares are issued and outstanding; (ii) 1,400,000 shares of Series A $5.00 Convertible Preferred Stock, of which 125,000 shares are issued and outstanding; and (iii) 3,400,000 shares of Series B Preferred Stock, of which 3,400,000 shares are to be issued and outstanding pursuant to the Agreement. All of such outstanding shares have been validly issued and are fully paid and non-assessable. To the best of our knowledge no shares of Common Stock or preferred stock are subject to preemptive rights or any other similar rights of the stockholders of the Company pursuant to its Articles of Incorporation or Bylaws or by statute or pursuant to any agreement by which the Company is bound of which we are aware, and to our knowledge are not subject to any liens or encumbrances. Except as disclosed in Schedule 3(b) attached to the Agreement, to the best of our knowledge (i) there are no outstanding options, warrants, rights, subscriptions, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its securities under the Securities Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Series B Preferred Shares, the Warrants, the Conversion Shares or the Warrant Shares.

(5) All of the outstanding shares of capital stock of the Company's subsidiaries are owned of record and, to our knowledge, beneficially by the Company, free and clear of all adverse claims, limitations on voting rights, options and other encumbrances, and are duly authorized, validly issued, fully paid and non-assessable, and have not been issued in violation of any preemptive rights arising under law or pursuant to any subsidiary's Certificate of Incorporation or Articles of Incorporation, as applicable.

(6) To the best of our knowledge there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or other similar instruments or agreements obligating the Company or any of its subsidiary to issue any shares of capital stock of any subsidiary or any securities convertible into or exchangeable for, or evidencing the right to purchase or subscribe for the purchase, of any shares of such capital stock, and there are no written agreements or understandings with respect to the voting, sale or transfer of any shares of capital stock of any such subsidiary.

(7) To the best of our knowledge there are no outstanding contractual obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire for value any outstanding shares of capital stock or other ownership interests of any such subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any such subsidiary or any other entity.

(8) Assuming you acquire the securities being sold to pursuant to the Primary Documents without notice of an adverse claim thereto, upon (a) the delivery to you of such securities, (b) payment by you therefor in the manner contemplated by the Primary Documents, and (c) the acquisition by you of control of such securities, you will acquire such securities free of any adverse claim. For purposes of this paragraph, the terms "delivery", "control", "adverse claim" and "notice of an adverse claim" have the respective meanings assigned to them in Nevada Revised Statutes Sections 104.83101, 104.8106, 104.8102 (1)(a) and
104.8105 of the Uniform Commercial Code in effect in the State of Nevada.

(9) Other than necessary approvals that have been obtained, no authorization approval or consent of any court, governmental body, regulatory agency, self-regulatory organization or stock exchange or market, or the stockholders of the Company or, to our knowledge, any third party is required to be obtained by the Company for the issuance and sale of the Securities as contemplated by the Primary Documents and the Series B Certificate of Designation or the consummation of the other transactions contemplated thereby.

(10) Except as disclosed on Schedule 3(s) attached to the Agreement, to the best of our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or any governmental agency or self-regulatory organization pending or threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on its business, operation or financial conditions or which would adversely affect the validity or enforceability of or the authority or ability of the Company to perform its obligations under the Primary Documents or the Series B Certificate of Designation.

(11) The Company is not in violation of any term of its Articles of Incorporation or Bylaws. Neither the Articles of Incorporation nor the Bylaws of the Company are in violation of the Nevada General Corporation Law. The execution, delivery and performance of and compliance with the terms of the Primary Documents and the issuance of the Securities, do not violate any provision of the Company's Articles of Incorporation or Bylaws or, to our knowledge, any provision of any applicable federal or state law, rule or regulation. To our knowledge, the execution, delivery and performance of and compliance with the Primary Documents and the Series B Certificate of Designation and the issuance of the Securities have not resulted and will not result in any violation of, or constitute a default under (or an event which with the passage of time or the giving of notice or both would constitute a default under), or result in the creation of any lien, security interest or encumbrance on the assets or properties of the Company pursuant to any contract, agreement, instrument, judgment or decree binding upon the Company which, individually or in the aggregate, would have a material adverse effect on its business, operation or financial conditions.

(12) All approvals necessary for you (or any other holder of the Series B Preferred Shares or Warrants) to acquire the Series B Preferred Shares and the Warrants and the Conversion Shares and the Warrant Shares under the laws of the State of Nevada have been obtained and no further approvals are required under the Nevada General Corporation Law in order for you (or any other holder of the Series B Preferred Shares or the Warrants) because of your or their acquisition of the Series B Preferred Shares, Warrants, Conversion Shares or Warrant Shares, except that the authorization of the increase in common stock required to be reserved for conversion of the Series B Preferred Stock and the Warrants will not be effective until the Company mails an information statement to its shareholders and a twenty day period elapses.

(13) Each of the officers and directors of the Company and its subsidiaries has been duly elected and qualified to serve in his or her position and has all requisite corporate power and authority to conduct the business of the Company commensurate with his or her position.

     These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by an other person. The opinions expressed herein are subject to the following assumptions,


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


limitations, qualifications and exceptions:

     (a) We have assumed the genuineness of all signatures, the authenticity of all Primary Documents submitted to us as originals, the conformity with originals of all Primary Documents submitted to us as copies, the authenticity of certificates of public officials and the due authorization, execution and delivery of all Primary Documents (except the due authorization, execution and delivery by the Company of the Primary Documents).

     (b) We have assumed that each of the parties to the Primary Documents other than the Company (the "OTHER PARTIES") has the legal right, capacity and power to enter into, enforce and perform all of its obligations under the Primary Documents. Furthermore, we have assumed the due authorization by each of the Other Parties of all requisite action and the due execution and delivery of the Primary Documents by each of the Other Parties, and that the Primary Documents are valid and binding upon each of the Other Parties and are enforceable against each Other Party in accordance with their terms. We are members of the bar of the State of New York and do not purport to be experts in, or to express any opinion concerning, any laws other than the federal laws, the laws of the State of New York and the General Corporation Laws of the State of Delaware. For purposes of examining and opining on Nevada law we have assumed that such law is substantially identical to the General Corporation Laws of the State of Delaware. No opinion is expressed as to the laws of any other jurisdiction or the effect which the laws of any other jurisdiction might have on the subject matter of the opinions expressed herein under conflict of laws principles or otherwise. In furnishing the opinion regarding the valid existence and good standing of the Company, we have relied solely upon a good standing certificates issued by the Secretary of State of each state and date listed on EXHIBIT 1 attached hereto and incorporated herein by this reference. This opinion is being furnished for the sole benefit of the named addressee. Except as provided above, this opinion may not be relied upon by any other person or entity or published, quoted or otherwise used for any other purpose without our prior written consent. This opinion is given as of the date hereof and we assume no obligation, to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

Very truly yours,



GERSTEN, SAVAGE, KAPLOWITZ,
WOLF & MARCUS, LLP

                                    EXHIBIT J

                         TANGIBLE ASSET GALLERIES, INC.
                               CLOSING CERTIFICATE

     The undersigned, Silvano DiGenova and Michael R. Haynes, Sr., hereby jointly and severally certify to Stanford Venture Capital Holdings, Inc., a Delaware corporation ("Stanford"), that they are the duly elected and acting Chief Executive Officer and Chairman, and President and Chief Operating Officer, respectively, of Tangible Asset Galleries, Inc., a Nevada corporation (the "Company"), and hereby further jointly and severally certify to Stanford as follows (all capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Securities Purchase Agreement dated April 3, 2002, by and among the Company, Stanford and Silvano DiGenova (the "Purchase Agreement")):

1. Representations and Warranties. The representations and warranties contained in Section 3 of the Purchase Agreement are true and correct in all respects on and as of date hereof, as though made on and as of such date, except to the extent that any such representation or warranty relates solely to an earlier date, in which case such representation or warranty is true and correct in all respects on and as of such earlier date.

2. Financial Statements. We have under our supervision and our control, reviewed all available audited and unaudited financial statements for the Company.

3. Outstanding Debt. We have under our supervision and our control, prepared a list attached hereto as Exhibit1 andincorporated herein by this reference, of


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


all outstanding debt of the Company as of March 31, 2002. For the purposes of this Section 3, "outstanding debt" shall mean all debt obligations of the Company in excess of $5,000, on a consolidated basis, pursuant to borrowing arrangements, excluding trade payables and accrued liabilities extended by vendors in the ordinary course of business, accrued interest on any debt obligations, repurchase agreements and deferred revenues, that are required to be accrued and disclosed in the consolidated financial statements (including footnotes thereto) of the Company as prepared in accordance with generally accepted accounting principles in the United States of America.

4. Recent Events. Except as disclosed in the Purchase Agreement, since December 31, 2001, there has not been any material adverse change in the financial condition of the Company. The Company has not engaged in any practice, taken any action, or entered into any transaction outside its ordinary course of business.

5. Contracts. We have under our supervision and control, reviewed all written contracts and other written agreements to which the Company is a party and which are material to its business.

6.        Tax Matters.

     a. The Company has filed all Tax Returns that it was required to file, and has paid all Taxes shown thereon as owing, except where the failure to file Tax Returns or to pay Taxes would not have a material adverse effect on the Company.

     b. The Company has not waived any statute of limitations with respect to any Taxes or agreed to any extension of time with respect to an Tax assessment or deficiency.

     c. Company is not a party to any Tax allocation or sharing agreement.

7. Powers of Attorney. There are no outstanding general powers of attorney executed on behalf of the Company.

     IN WITNESS WHEREOF, the undersigned have executed this Officers' Certificate this 3rd day of April 2002.


----------------------------              ----------------------------
Silvano DiGenova                          Michael R. Haynes, Sr.

                                    EXHIBIT K

                        SETTLEMENT AND RELEASE AGREEMENT

     This Settlement and Release Agreement (this "Release") is entered into as of April 3, 2002, by and between Tangible Asset Galleries, Inc., a corporation formed under the laws of the State of Nevada (the "Company"), and Michael R. Haynes, Sr. ("Executive"). The Company and Executive may each be referred to as a "Party" or collectively as the "Parties."

     Executive is an executive officer of the Company and holds an equity interest in the Company. To entice Stanford Venture Capital Holdings, Inc., a corporation formed under the laws of the State of Delaware ("Stanford"), to invest in the Company pursuant to the Securities Purchase Agreement (the "Purchase Agreement") of even date herewith, entered into by and among the Company, Stanford, and Silvano DiGenova, thereby increasing the value of Executive interest in the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive agrees with the Company, as of the date hereof, as follows:

1. Release. Except for amounts due Executive for accrued vacation as disclosed in the Purchase Agreement, accrued payroll and other obligations of the Company under the employment agreement with Executive for the period from and after March 30, 2002, reimbursement for expenses incurred in the ordinary course of business which do not in the aggregate exceed $3,000, and the obligations of the Company pursuant to the 2000 Omnibus Stock Option Plan, Executive hereby on behalf of himself and his successors and assigns, and on behalf of his predecessors and successors in interest regarding the subject matter of this Release, does by this instrument fully and forever remise, release and discharge the Company and each of its attorneys, representatives, successors, assigns and heirs, partners, employees, officers, directors, beneficiaries, agents, stockholders, subcontractors, and any subsidiary, division, affiliated or related companies and its respective predecessors, successors and assigns (all of the foregoing, the "Released Parties") from ANY AND ALL sums of money, accounts, claims, demands, contracts, actions, debts, controversies, agreements, liabilities, obligations, damages and causes of action whatsoever, of whatever kind or nature, fixed or contingent, known and unknown by Executive which Executive now owns, holds, has or claims to have, or at any prior time owned, held, had or claimed to have against the Company (collectively, the "Claim" or "Claims"). Executive understands, acknowledges and agrees that, this Release may be pleaded as a full and complete defense to any claim, demand, action, or other proceeding which may be brought by or on behalf of Executive relating to Claims released in this Release.

2. Unknown Claims. Executive acknowledges and understands that there is a risk that subsequent to the execution of this Release he will discover facts or will discover, suffer or incur actions, claims, debts, liabilities, demands, obligations, costs, expenses, attorney's fees, actions or causes of action which were unknown or unanticipated at the time of this Release which may have materially affected his decision to give the Releases contained in this Release (collectively the "Unknown Claims"). Despite this knowledge and understanding, Executive understands and agrees, with the exception of Unknown Claims which relate to Executive's service as an officer and director of the Company: (1) that he is assuming the risk of each and every Unknown Claim, and (2) except as disclosed in the Purchase Agreement, Executive is releasing ALL such claims of every kind or nature whatsoever, known or unknown, suspected or unsuspected, and in connection herewith, Executive expressly waives all rights under Section 1542 of the Civil Code of California, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MIGHT HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

3. Warranty on Claim Ownership. Executive represents and warrants that except as otherwise stated in this Release, they have not assigned or transferred, or purported to assign or transfer, and shall not hereafter assign or transfer, any obligations, liabilities, demands, claims, costs, expenses, warranties, indemnities, debts, controversies, damages, actions, or causes of action released pursuant to this Release. Executive also agrees to indemnify and hold the Released Parties harmless against any obligation, liability, demand, claim, cost, expense (including but not limited to attorneys' fees incurred), debt, controversy, representation, indemnity, warranty, damage action, or cause of action based on, arising out of or in connection with any such prohibited transfer or assignment or purported prohibited transfer or assignment.

4. Governing Law; Miscellaneous. This Release shall be governed by and interpreted in accordance with the laws of the State of California, without regard to its principles of conflict of laws. Each of the Parties consents to the jurisdiction of the federal courts of California or the state courts of the State of California in connection with any dispute arising under this Release or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Release may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Release are for convenience of reference only and shall not form part of, or affect the interpretation of this Release. This Release has been entered into freely by each of the Parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either Party. If any provision of this Release shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Release or the validity or unenforceability of this Release in any other jurisdiction. This Release shall inure to the benefit of, and be binding upon the successors and assigns of each of the Parties hereto. The Parties acknowledge that Stanford is relying on this Release in making its decision to invest in the Company and is therefore a third-party beneficiary of this Release. This Release may be amended only by an instrument in writing signed by the party to be charged with enforcement and Stanford. This Release supersedes all prior agreements and understandings among the Parties hereto with respect to the subject matter hereof. This Release constitutes the entire agreement among the Parties with respect to the subject matters hereof, and supersedes all prior agreements and understandings, whether written or oral, among the Parties with respect to such subject matters.

     IN WITNESS WHEREOF, this Release has been duly executed by each of the Parties as of the date first above written.


COMPANY:
EXECUTIVE:
TANGIBLE  ASSET  GALLERIES,  INC.



By:_________________________
Name: Silvano DiGenova Title: Chief Executive
      Officer Michael R. Haynes, Sr.

                        SETTLEMENT AND RELEASE AGREEMENT

     This Settlement and Release Agreement (this "Release") is entered into as of April 3, 2002, by and between Tangible Asset Galleries, Inc., a corporation formed under the laws of the State of Nevada (the "Company"), and Silvano DiGenova, Sr. ("Executive"). The Company and Executive may each be referred to as a "Party" or collectively as the "Parties."

     Executive is an executive officer of the Company and holds an equity interest in the Company. To entice Stanford Venture Capital Holdings, Inc., a corporation formed under the laws of the State of Delaware ("Stanford"), to invest in the Company pursuant to the Securities Purchase Agreement (the "Purchase Agreement") of even date herewith, entered into by and among the Company, Stanford, and Silvano DiGenova, thereby increasing the value of Executive interest in the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive agrees with the Company, as of the date hereof, as follows:

1. Release. Except for amounts due Executive for accrued vacation as disclosed in the Purchase Agreement, accrued payroll and other obligations of the Company under the employment agreement with Executive for the period from and after March 30, 2002, reimbursement for expenses incurred in the ordinary course of business which do not in the aggregate exceed $3,000, the obligations of the Company pursuant to the 2000 Omnibus Stock Option Plan, the obligations of the Company with respect to the warrants issued to Executive, and the debt owed to Executive by the Company in the approximate amount of $2,100,000, Executive hereby on behalf of himself and his successors and assigns, and on behalf of his predecessors and successors in interest regarding the subject matter of this Release, does by this instrument fully and forever remise, release and discharge the Company and each of its attorneys, representatives, successors, assigns and heirs, partners, employees, officers, directors, beneficiaries, agents, stockholders, subcontractors, and any subsidiary, division, affiliated or related companies and its respective predecessors, successors and assigns (all of the foregoing, the "Released Parties") from ANY AND ALL sums of money, accounts, claims, demands, contracts, actions, debts, controversies, agreements, liabilities, obligations, damages and causes of action whatsoever, of whatever kind or nature, fixed or contingent, now known and unknown by Executive which Executive now owns, holds, has or claims to have, or at any prior time owned, held, had or claimed to have against the Company (collectively, the "Claim" or "Claims"). Executive understands, acknowledges and agrees that, this Release may be pleaded as a full and complete defense to any claim, demand, action, or other proceeding which may be brought by or on behalf of Executive relating to Claims released in this Release.

2. Unknown Claims. Executive acknowledges and understands that there is a risk that subsequent to the execution of this Release he will discover facts or will discover, suffer or incur actions, claims, debts, liabilities, demands, obligations, costs, expenses, attorney's fees, actions or causes of action which were unknown or unanticipated at the time of this Release which may have materially affected his decision to give the Releases contained in this Release (collectively the "Unknown Claims"). Despite this knowledge and understanding, Executive understands and agrees, with the exception of Unknown Claims which relate to Executive's service as an officer and director of the Company: (1) that he is assuming the risk of each and every Unknown Claim, and (2) except as discloses in the Purchase Agreement, Executive is releasing ALL such claims of every kind or nature whatsoever, known or unknown, suspected or unsuspected, and in connection herewith, Executive expressly waives all rights under Section 1542 of the Civil Code of California, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MIGHT HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

3. Warranty on Claim Ownership. Executive represents and warrants that except as otherwise stated in this Release, they have not assigned or transferred, or purported to assign or transfer, and shall not hereafter assign or transfer, any obligations, liabilities, demands, claims, costs, expenses, warranties, indemnities, debts, controversies, damages, actions, or causes of


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


action released pursuant to this Release. Executive also agrees to indemnify and hold the Released Parties harmless against any obligation, liability, demand, claim, cost, expense (including but not limited to attorneys' fees incurred), debt, controversy, representation, indemnity, warranty, damage action, or cause of action based on, arising out of or in connection with any such prohibited transfer or assignment or purported prohibited transfer or assignment.

4. Governing Law; Miscellaneous. This Release shall be governed by and interpreted in accordance with the laws of the State of California, without regard to its principles of conflict of laws. Each of the Parties consents to the jurisdiction of the federal courts of California or the state courts of the State of California in connection with any dispute arising under this Release or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Release may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Release are for convenience of reference only and shall not form part of, or affect the interpretation of this Release. This Release has been entered into freely by each of the Parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either Party. If any provision of this Release shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Release or the validity or unenforceability of this Release in any other jurisdiction. This Release shall inure to the benefit of, and be binding upon the successors and assigns of each of the Parties hereto. The Parties acknowledge that Stanford is relying on this Release in making its decision to invest in the Company and is therefore a third-party beneficiary of this Release. This Release may be amended only by an instrument in writing signed by the party to be charged with enforcement and Stanford. This Release supersedes all prior agreements and understandings among the Parties hereto with respect to the subject matter hereof. This Release constitutes the entire agreement among the Parties with respect to the subject matters hereof, and supersedes all prior agreements and understandings, whether written or oral, among the Parties with respect to such subject matters.

IN WITNESS WHEREOF, this Release has been duly executed by each of the Parties as of the date first above written.

COMPANY:
EXECUTIVE:
TANGIBLE  ASSET  GALLERIES,  INC.



By:_________________________
Name:  Michael  R.  Haynes,  Sr.
Title:   President Silvano  DiGenova

                                    EXHIBIT L

                        SETTLEMENT AND RELEASE AGREEMENT

     This Settlement and Release Agreement (the "Agreement") is made this 3rd day of April, 2002 by and among on one hand Tangible Asset Galleries, Inc., a Nevada corporation (the "Company"); and on the other hand, Steve Bayern, an individual, and CynDel & Co., Inc., a New York corporation, (hereinafter Mr. Bayern individually is referred to as "Bayern", and CynDel & Co., Inc. is referred to individually as "CynDel", and Bayern and Cyndel are collectively referred to as the "Contractors").

                                    RECITALS

          WHEREAS, in June 2001, each of Bayern and CynDel each executed a contract to provide services to the Company (the "Contracts");

          WHEREAS, in October 2001, the Company, for what the Company believed to be reasonable cause, ceased making payments under the Contracts and subsequently, in November 2001, the Contractors filed suit in New York to cause payment under the Contracts;

          WHEREAS,  the  Contractors  are  shareholders  in  the  Company;

          WHEREAS, the Company has received what the Company believes is a bona fide offer to purchase up to $3 million in equity securities by an investor (the "Investment");

          WHEREAS, the parties hereto have mutually agreed to settle any and all claims, obligations and responsibilities each has, or may have, against each


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


other, before the culmination of the Investment, as more particularly set forth herein;

          NOW THEREFORE, in consideration of the mutual premises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. PRIOR AGREEMENTS. All other agreements, conditions, arrangements or commitments dated prior to the date of this Agreement, if any, between the Contractors and the Company are hereby cancelled in their entirety with no further force or effect, except that the Contractors shall still be bound by the original lock-ups, until the new Lock-Up Agreement referenced in Section 3 hereto becomes effective.

2.        PAYMENT  OF  FEES.

     (i) The Company shall pay to Bayern and CynDel, as full satisfaction under the Contracts, the amounts of Seventy Five Thousand Dollars ($75,000.00) and One Hundred Eighty Thousand Dollars and No Cents ($180,000.00), respectively in accordance with the terms hereof (such aggregate amounts referred to the "Total Consideration"). Beginning on the date of the first closing of the Investment (the "First Closing"), and subsequently on the date at the end of each of three periods thereafter, each period being thirty (30) days in length with first such subsequent payment being made thirty (30) days following the First Closing; provided, however that in no event shall the aggregate of all the payments be made at a date later than April 15, 2002, the Company shall make payment to the Contractors in the amounts set forth opposite each date for each of Bayern and CynDel as follows:


PAYEE      DATE                                AMOUNT

Bayern     First Closing of Investment         $18,750.02
CynDel     First Closing of Investment         $45,000.00
Bayern     30 days following First Closing     $18,750.02
CynDel     30 days following First Closing     $45,000.00
Bayern     60 days following First Closing     $18,750.02
CynDel     60 days following First Closing     $45,000.00
Bayern     90 days following First Closing     $18,750.02
CynDel     90 days following First Closing     $45,000.00

     (ii) The Company will purchase a round trip business ticket from New York to Orange County, California and pay for a room at the Laguna Niguel Ritz Carlton for two nights.

3. LOCK UP AGREEMENT. Concurrent with the execution and delivery of this Agreement, and as a condition to the payment of fees as described herein, Contractors shall execute and deliver to the Company, or its legal representative, a lock up agreement in the form attached hereto as Exhibit A (the "Lock Up Agreement").

4. CONFESSION OF JUDGMENT. Concurrent with the execution and delivery of this Agreement, the Company shall deliver to the contractors a Confession of Judgment, in the form attached hereto as Exhibit B.

5. CONTINGENT EVENT. The validity and effectiveness of this Agreement, and The Lock-Up Agreement shall be contingent upon the closing of the Investment. In the event that the Investment is not consummated such agreements shall be rendered null and void.

6.        MUTUAL  RELEASE.

a. Upon receipt by the Contractors of the Total Consideration, each of Bayern and CynDel release the Company, its shareholders, directors, officers, agents, representatives, attorneys, successors, assigns, employees and affiliates and their respective shareholders, directors, officers, agents, representatives, heirs, attorneys, successors, assigns, employees and affiliates (the "Releasees"), from all actions, causes of action, suits, arbitrations, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, compensation, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the Releasees, each of Bayern and CynDel and their respective shareholders, directors, officers, agents, representatives, heirs, attorneys, successors, assigns, employees and affiliates ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement.

b. Upon receipt of the Lock Up Agreement and the completion of payment of the Total Consideration, the Releasees hereby release each of Bayern and CynDel and their respective shareholders, directors, officers, agents,


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


representatives, heirs, attorneys, successors, assigns, employees and affiliates from all actions, causes of action, suits, arbitrations, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, compensation, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against each of Bayern and CynDel and their respective shareholders, directors, officers, agents, representatives, heirs, attorneys, successors, assigns, employees and affiliates, the Releasees ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement.

7. CONFIDENTIALITY OF THIS AGREEMENT. This Agreement, including the subject matter and the terms hereof, is strictly confidential, and the parties agree to keep this Agreement, including the subject matter and the terms, strictly confidential, and the parties shall not communicate, in any way or by any means, this Agreement, its subject matter, or its terms, or any part thereof, to any other person or entity, and each party agrees to take all necessary and appropriate actions to maintain the confidentiality of this Agreement, except: to their attorneys or accountants as needed for legal, tax or accounting purposes; as ordered by a court or an arbitration tribunal or competent jurisdiction; as required by applicable law, including but not limited to applicable Federal Securities Laws or pursuant to a duly authorized subpoena. The obligation to maintain the confidentiality of this Agreement and its subject matter and terms shall have no temporal or geographic limitation.

8. NON-INTERFERENCE. Contractors further agree never to participate in, directly or indirectly, or in any way aid, assist, or cooperate with any person or entity in any legal action or proceeding brought against the Releasees arising in whole or in part out of occurrences on or before the date of the execution of this Agreement, whether by its attorneys, agents, representatives, successors, assigns, heirs or shareholders of the Company or otherwise. Nothing contained in the foregoing shall be deemed to preclude Contractors from responding to any lawful subpoena or order of a court or tribunal of competent jurisdiction; provided, however, that Contractors shall provide the Company with notice of any such subpoena or order within three (3) business days of receipt thereof by either Bayern or CynDel.

9.        MISCELLANEOUS.

     a. Expenses. Each party shall bear its own costs, including attorneys fees, involved in the negotiation of this Agreement and the consummation of the transactions contemplated hereby.

     b. Survival of Agreements. All agreements, covenants, representations and warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

     c. Notices. All notices, responses, demands or other communications under this Agreement shall be in writing and shall be deemed to have been given when
(A) delivered by hand; (B) sent by telefax, (with receipt confirmed), provided that a copy is mailed by registered or certified mail, return receipt requested, and provided that the recipient has given the transmitting party a telefax number; or (C) received by the addressee if sent by express mail or overnight courier delivery service which obtains acknowledgment of receipt, in each case to the appropriate addresses, telefax numbers as the party may designate to itself by notice to the other parties:

(i)       if to the Company:

Tangible  Asset  Galleries,  Inc.
3444  Via  Lido
Newport  Beach,  California  92663
Attention: Silvano  DiGenova,  Chief  Executive  Officer
Telephone: (949)  566-0021
Telefax.:  (949)  566-9143

With a copy to:

Gersten,  Savage,  Kaplowitz,  Wolf  &  Marcus,  LLP
101  East  52nd  Street
New  York,  New  York  10022
Attention: Christopher  J.  Kelly,  Esq.
Telephone:(212)  752-9700
Telefax:  (212)  980-5192

(ii)      if to the Contractors:

Steven  Bayern
Win  Capital  Corp.
26  Ludlam  Avenue
Bayville,  NY  11709
Telephone:(516) 628-1212
Telefax:  (516) 628-3687


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


With a copy to:

Olshan, Grundman, Frome, Rosenzweig
  & Wolaski, LLP
505 Park  Avenue
New  York,  NY  10022
(212)  451-2229
(212)  935-1787
Attention:  Kenneth  Rubinstein,  Esq.
Telephone:  (212)  451-2229
Telefax:  (212)  935-1787

(d) Modifications; Waiver. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except in writing, signed by the parties hereto.

(e) Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties and commitments, whether in writing or oral, prior to the date hereof.

(f) Successors and Assigns. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

(g) Remedies Cumulative: Waiver. No express or implied waiver of any default shall be a waiver of any future or subsequent default. The failure or delay in exercising any rights granted a party hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right shall not exhaust the same or constitute a waiver of any other right provided herein.

(h) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

(i) Governing Law and Severability. This Agreement shall be governed by the laws of the State of New York, without regard to its conflict of laws principles. If any provision of this Agreement or any application thereof is held to be unenforceable, the remainder of the Agreement and any application of such provision shall not be affected thereby and to the extent permitted by law, there shall be substituted for the provisions held unenforceable, provisions which shall, as nearly as possible have the same economic effect as the provisions held unenforceable.

(j) Headings. The descriptive headings of the Sections hereof and of the Schedules and Exhibits hereto are inserted for convenience only and do not constitute a part of this Agreement.

                            [SIGNATURES ON NEXT PAGE]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                   TANGIBLE ASSET GALLERIES, INC.


                                   By:____________________________
                                        Silvano DiGenova
                                        Chief Executive Officer



                                   CYNDEL & CO., INC.


                                   By:____________________________
                                        Steven Bayern
                                        Authorized Person


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


                                      ----------------------------
                                        Steven Bayern (individually)

STATE OF  New York)
                  ): ss.:
COUNTY OF ________)

     On the _____ day of __________, 2002 before me personally came __________________ to me known to be the individual described in and who executed the foregoing instrument, an acknowledged that he executed the same.


-----------------------------
Notary  Public

                                   -------------------------------
                                        Steven Bayern


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